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                                                                    EXHIBIT 99.3

Paul B. Geilich
R. Scott Luttrull
LOOPER, REED & MCGRAW, P.C.
4100 Thanksgiving Tower
1601 Elm Street
Dallas, Texas 75201
214.954.4135/Fax 214.953.1332

COUNSEL FOR PAWNMART, INC.

                      IN THE UNITED STATES BANKRUPTCY COURT
                       FOR THE NORTHERN DISTRICT OF TEXAS
                               FORT WORTH DIVISION

IN RE:                                  Section.
                                        Section.
PAWNMART, INC.                          Section.      CASE NO. 00-44957-BJH-11
                                        Section.      CHAPTER 11
                                        Section.
DEBTOR                                  Section.
                                        Section.

                   DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT

     PawnMart, Inc., the debtor and debtor-in-possession in this case (the "Debtor"), submits this First Amended Disclosure Statement (the "Disclosure Statement") pursuant to Section 1125 of the Bankruptcy Code. This Disclosure Statement is to be used in connection with the solicitation of votes on the First Amended Plan of Reorganization filed by the Debtor on April 3, 2002, as it may be amended from time to time (the "Plan"). A copy of the Plan is attached hereto as EXHIBIT A.

     UNLESS OTHERWISE DEFINED HEREIN, TERMS USED HEREIN HAVE THE MEANINGS EXPRESSLY DEFINED IN THE PLAN (SEE ARTICLE I OF THE PLAN ENTITLED
"DEFINITIONS").

                         I. NOTICE TO HOLDERS OF CLAIMS

     The purpose of this Disclosure Statement is to enable creditors of the Debtor to make an informed decision in voting to accept or reject the Plan.

     THIS DISCLOSURE STATEMENT CONTAINS INFORMATION THAT MAY BEAR UPON YOUR DECISION TO ACCEPT OR REJECT THE PLAN. PLEASE READ THIS DOCUMENT WITH CARE.

     On April ___, 2002, the Bankruptcy Court entered an order pursuant to section 1125 of the Bankruptcy Code (the "Disclosure Statement Order") approving this Disclosure Statement as containing information of a kind, and in sufficient detail, adequate to enable a hypothetical,

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 1
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reasonable investor, typical of the solicited holders of Claims against and
Equity Interests in the Debtor, to make an informed judgment with respect to the acceptance or rejection of the Plan. A copy of the Disclosure Statement Order is included in the materials accompanying this Disclosure Statement.

     APPROVAL OF THIS DISCLOSURE STATEMENT BY THE BANKRUPTCY COURT DOES NOT CONSTITUTE A DETERMINATION BY THE COURT REGARDING THE FAIRNESS OR MERITS OF THE PLAN.

     THIS DISCLOSURE STATEMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE STATEMENTS CONTAINED HEREIN.

     Each holder of a Claim entitled to vote to accept or reject the Plan should read this Disclosure Statement and the Plan in their entirety before voting. No solicitation of votes to accept or reject the Plan may be made except pursuant to this Disclosure Statement and section 1125 of the Bankruptcy Code. Except for the Debtor and its professionals, no person has been authorized to use or distribute any information concerning the Debtor, its business, or the Plan, other than the information contained herein, in connection with the solicitation of votes to accept or reject the Plan. No holder of a Claim entitled to vote on the Plan should rely upon any information relating to the Debtor, its business, or the Plan other than that contained in this Disclosure Statement and the exhibits hereto. Unless otherwise indicated, the source of all information set forth herein is the Debtor and its professionals. Statements contained herein concerning the provisions of the Plan Documents or any other document are not necessarily complete, and in each instance reference should be made to such document for the full text thereof. Each such statement is qualified by such reference. Certain documents referred to herein have not been attached as exhibits because of the impracticality of furnishing copies thereof to all parties in interest.

     After carefully reviewing this Disclosure Statement, including the attached exhibits, please indicate your acceptance or rejection of the Plan by voting in favor of or against the Plan on the enclosed ballot and returning it to the address set forth on the ballot in the enclosed return envelope SO THAT IT WILL BE RECEIVED by the Debtor's attorneys, Looper Reed & McGraw, P.C. no later than 4:00 p.m., Central Time, on May 13, 2002.

     If you do not vote to accept the Plan, or if you are the holder of an unimpaired Claim or Equity Interest, you may be bound by the Plan if it is accepted by the requisite holders of Claims. See "Confirmation of the Plan" below.

     TO BE SURE YOUR BALLOT IS COUNTED, YOUR BALLOT MUST BE RECEIVED NO LATER THAN 4:00 P.M., CENTRAL TIME, ON MAY 13, 2002, 2002. For detailed voting instructions and the name, address, and phone number of the person you may contact if you have questions regarding the voting procedures, see "Confirmation of the Plan" at Article X below.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 2
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     The Bankruptcy Court has scheduled a hearing to consider Confirmation of the Plan on May 20, 2002, at 3:15 p.m., Central Time, in the Courtroom of the Honorable Barbara J. Houser, United States Bankruptcy Judge, 501 W. 10th Street, Second Floor, Ft. Worth, Texas (the "Confirmation Hearing"). The Bankruptcy Court has directed that objections, if any, to Confirmation of the Plan be filed with the Clerk of the Bankruptcy Court and served SO THAT IT WILL BE RECEIVED by counsel for the Debtor on or before 4:00 p.m. on May 13, 2002, in the manner described under the caption, "Confirmation Hearing", below.

SOURCE OF INFORMATION PROVIDED AND ACCOUNTING METHOD USED.

     The Debtor has used its books, records, knowledge and experience, its financial reports required by its lender, Comerica Bank ("Comerica") and the United States Trustee's Office, opinions of accountants with respect to the Debtor's historical financial statements and opinions of legal counsel in the preparation of the information in this Disclosure Statement, as well as the cited authorities. The Debtor maintains its books and records on an accrual basis, in accordance with generally accepted accounting principles. Generally accepted accounting principles also provide for "fresh start accounting" to be adopted by certain entities emerging from chapter 11 reorganization. The Debtor has applied "fresh start accounting" in the preparation of pro forma projected financial information.

                          II. EXPLANATION OF CHAPTER 11

A.   OVERVIEW OF CHAPTER 11.

     Chapter 11 is the principal reorganization chapter of the Bankruptcy Code. Pursuant to Chapter 11, the debtor-in-possession attempts to reorganize its business for the benefit of the debtor, its creditors, and other parties in interest. The present Case commenced with the filing of a voluntary Chapter 11 petition by the Debtor on July 9, 2001 (the "Petition Date").

     The commencement of a Chapter 11 case creates an Estate comprising all the legal and equitable interests of the debtor in property as of the date the petition is filed. Sections 1101, 1107, and 1108 of the Bankruptcy Code provide that a debtor may continue to operate its business and remain in possession of its property as a "DEBTOR-IN-POSSESSION" unless the bankruptcy court orders the appointment of a trustee. In the present case, the Debtor has remained in possession of its property and has continued to operate its business as debtor-in-possession.

     The filing of a Chapter 11 petition also triggers the automatic stay provisions of the Bankruptcy Code. Section 362 of the Bankruptcy Code provides, INTER ALIA, for an automatic stay of all attempts to collect pre-Petition Date claims from the debtor or otherwise interfere with its property or business. Except as otherwise ordered by the bankruptcy court, the automatic stay remains in full force and effect until the effective date of a confirmed plan of reorganization.

     The formulation of a plan of reorganization is the principal purpose of a Chapter 11 case. The Plan sets forth the means for satisfying the claims against and interests in the Debtor.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 3
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B.   PLAN OF REORGANIZATION

     Although referred to as a plan of reorganization, a plan may provide anything from a complex restructuring of a debtor's business and its related obligations to a simple liquidation of the debtor's assets. The Plan, as proposed by the Debtor, provides for the Reorganized Debtor to continue in its business operations after Confirmation. With regard to the Debtor's obligations to creditors, the Plan provides for payment in full of the Debtor's current bank debt with the proceeds of a new loan from its current secured lender, Comerica Bank, payment to priority tax creditors in deferred cash payments, cancellation of all existing equity interests held in the Debtor, the issuance of two classes of Preferred Stock to a new investor; one class convertible for up to 43% of the new Common Stock in the Reorganized Debtor and another that will be redeemable for cash by the Company over a period of six years, beginning three years after the Effective Date of the Plan, and the issuance of 100% of new Common Stock in the Reorganized Debtor to holders of Unsecured Claims over $1,000.00. Although the Debtor cannot pay all Unsecured Claims in full, all creditors in the same class will receive the same treatment.

     Section 1129 of the Bankruptcy Code sets forth the requirements for confirmation of a plan and, among other things, requires that a plan meet the "best interests" test and be "feasible." The "best interests" test generally requires that the value of the consideration to be distributed to the holders of claims and equity interests under a plan may not be less than those parties would receive if the debtor were liquidated pursuant to a hypothetical liquidation occurring under Chapter 7 of the Bankruptcy Code. Under the "feasibility" requirement, the court generally must find that there is a reasonable probability that the debtor will be able to meet its obligations under its plan without the need for further financial reorganization.

     Chapter 11 does not require that each holder of a claim against or interest in a debtor vote in favor of a plan of reorganization in order for the Bankruptcy Court to confirm the plan. At a minimum, however, the plan must be accepted by a majority in number and two-thirds in amount of those claims actually voting in at least one class of impaired claims under the plan.

     Classes of claims or equity interests that are not "impaired" under a plan of reorganization are conclusively presumed to have accepted the plan and are not entitled to vote. Ballots will be solicited only from those persons who hold claims in an impaired class. A class is "impaired" if the legal, equitable, or contractual rights attaching to the claims or equity interests of that class are modified in any way under the plan. Modification for purposes of determining impairment, however, does not include curing defaults and reinstating maturity or payment in full in cash.

     CLASS 1 AND 4 CLAIMS AND CLASS 5 INTERESTS ARE THE ONLY IMPAIRED CLASSES UNDER THE PLAN. CLASSES 1 AND 4 ARE THE ONLY CLASSES ENTITLED TO VOTE ON THE PLAN. CLASS 5 INTERESTS IN THE DEBTOR ARE CANCELED UNDER THE PLAN; THEREFORE, CLASS 5 INTEREST HOLDERS ARE CONCLUSIVELY PRESUMED TO HAVE REJECTED THE PLAN AND ARE NOT ENTITLED TO VOTE.

     The Bankruptcy Court may also confirm a plan of reorganization despite its rejection by a class of impaired claims or interests, if the proponents of the plan show, among other things, that

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 4
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the plan does not "discriminate unfairly" and that the plan is "fair and equitable" with respect to each impaired class of claims or interests that has not accepted the plan.

     The Debtor believes that the Plan has been structured so that it will satisfy these requirements as to any rejecting Class of Claims, and can therefore be confirmed, if necessary, over the objection of any Classes of Claims. The Debtor reserves the right to request Confirmation of the Plan under the "cramdown" provisions of section 1129 of the Bankruptcy Code.

                     III. HISTORY AND BUSINESS OF THE DEBTOR

A.   COMPANY PROFILE.

     The Debtor, a Delaware corporation, had its principal place of business in Fort Worth, Texas until August 2001, at which time it completed a move of its corporate offices to the Atlanta, Georgia area. The Debtor is a public corporation whose stock is not currently trading, but was trading on the bulletin boards of the NASDAQ Small-Cap Market (the Debtor's trading symbol is "PMRT"). The Debtor is a specialty finance and retail enterprise principally engaged in establishing and operating stores that advance money secured by the pledge of tangible personal property and sell pre-owned merchandise. The Debtor's revenues are derived from service charges on loans and proceeds from the sale of merchandise inventory. As of the Petition Date, the Debtor maintained and operated thirty stores in Alabama, Florida, Georgia, North Carolina, South Carolina and Texas. The Debtor has closed two stores since the Petition Date, sold the assets of three stores since the Petition Date, has one contract pending for the sale of one store and is actively marketing the sale of the last store it currently operates in Florida. This would leave a total of 23 stores operating on the Confirmation Date.

B.   EVENTS LEADING TO BANKRUPTCY.

     At the time the Company completed its initial public offering in March 1998, it owned and operated 19 pawnshops. Utilizing approximately $3 million of its IPO proceeds, together with the net proceeds from a 12% subordinated debt offering sold from March 1999 to August 2000 and the balance of its available line of credit, the Company expanded to 46 pawnshops by January 2000. The Company reported that it believed each new location would require 8-12 months to become profitable, but results showed that it would take significantly longer. The additional cash required to operate the new stores combined with high overhead expenses and interest costs for the subordinated debt offering created a liquidity shortage that led to a default on its interest payments to the subordinated noteholders in December 2000.

     The Company failed to meet its financial covenants with its secured lender in January 2001, and was in arrears on sales taxes, personal property taxes and trade payables. In January 2001, management concluded that without additional working capital, it would be unable to sustain operation of the 45 stores that were then operating. The Company attempted to raise additional working capital through its brokerage contacts and negotiated a loan modification with its secured lender to provide a $1 million extension of credit in excess of its borrowing base. The Company was required to repay the over-line advance with additional equity raised or through

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 5
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the sale of assets over a six-month period from the date of the extension beginning in March 2001.

     The Company was unsuccessful in its attempts to raise working capital and in March 2001 announced its intention to close or sell stores as part of a restructuring effort. From March 2001 through June 2001, the Company closed or sold 15 stores. Continuing efforts to secure new financing and equity were unsuccessful and on July 9, 2001, the Company filed its bankruptcy petition.

C.   THE DEBTOR'S MANAGEMENT AND GOVERNANCE.

     The Debtor's Board of Directors is currently comprised of John Boudreau, Donnelly McMillen, Dwayne Moyers, James Richards and Robert Schleizer. The current officers of the Debtor are John Boudreau, President and Chief Executive Officer, Robert Schleizer, Executive Vice-President and Chief Financial Officer, Roger Hogan, Chief Operating Officer and Randy Haden, Vice-President - Information Systems. Upon the Effective Date of the Plan, the officers of the Reorganized Debtor will be John Boudreau, President and Chief Executive Officer, Robert Schleizer, Executive Vice-President and Chief Financial Officer, and Roger Hogan, Chief Operating Officer.

                      IV. FINANCIAL CONDITION OF THE DEBTOR

A.   OPERATING RESULTS DURING CHAPTER 11

     The Debtor's current operating results are detailed in the operating reports filed monthly with the Court since the commencement of this case. A copy of the most recently filed monthly operating report, which includes historical information for the prior 3 months, is attached as EXHIBIT "B" hereto. All values were determined by the Debtor. The Debtor utilized values for inventory and pawn loan receivables based on an August 2001 independent appraisal performed by Hilco Appraisal Services, LLC.

B.   CURRENT FINANCIAL CONDITION

     The following is a summary of the value of the Debtor's assets and amount of its liabilities as of January 5, 2002.

     1.   REAL PROPERTY.

          The Debtor owns no real property.

     2.   CASH AND CASH EQUIVALENTS.

          As of March 2, 2002, the Debtor held cash of $365,570 on deposit in its various bank accounts and at its various retail locations and held accounts receivable in the form of pawn loans in the amount of $3,067,675. The Debtor believes all of these accounts

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 6
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     receivable are collectible. As of March 25, 2002, accounts receivable had increased to $3,011,408.24.

     3.   INVENTORY.

          Inventory in the stores as of March 2, 2002 was $2,852,658. As of March 25, 2002, inventory was $2,811,088.

     4.   FURNITURE, FIXTURES AND EQUIPMENT.

          As of March 2, 2002, the Debtor owned furniture, fixtures and equipment with a net book value of $906,301.

     5.   EXECUTORY CONTRACTS AND LEASES.

          The Debtor is currently a party to twenty-three unexpired leases of real property associated with the operation of its stores. During this case, the Debtor has rejected twenty-four real property leases associated with the closing of certain under-performing stores and the relocation of its corporate office, and has rejected three office equipment leases.

     6.   CLAIMS AND CAUSES OF ACTION.

          Attached hereto as Exhibit "F" is a summary of all payments made by the Debtor within the 90 days prior to the filing of this case. With the exception of the payments to Carson Thompson and Michael Musgrove described below, no payments other than salary to employees were made to insiders of the Debtor within the year prior to the filing of this case.

          The Debtor holds a claim for $50,000.00, plus interest, against its former President, Michael Musgrove, for failure to re-pay a loan from the Debtor to Mr. Musgrove. The loan is secured by common stock of the Debtor owned by Mr. Musgrove. Mr. Musgrove has indicated he intends to file a Chapter 7 bankruptcy petition. The Company intends to pursue collection of this receivable, including litigation if necessary. The Debtor is unaware of any other non-bankruptcy causes of action owned by the Debtor.

          On May 8, 2001 and May 30, 2001, the Debtor paid a total of $16,000 to Mr. Musgrove for alleged advances on company expenses to be incurred by Mr. Musgrove. To date, Mr. Musgrove has not provided the Debtor with adequate evidence indicating that these were legitimate expenditures of the Debtor. Therefore, it is possible that these payments were fraudulent transfers. The Debtor intends to pursue Mr. Musgrove for more information regarding these expenditures, and will initiate litigation if necessary.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 7
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          On June 20, 2001, the Debtor made a $12,500.00 payment to its CEO,
     Carson Thompson, pursuant to a severance agreement reached with Mr. Thompson when he resigned from the Debtor on June 1, 2001. Under that agreement, the Debtor agreed to pay Mr. Thompson a total of $50,000.00 in four monthly installments, but the agreement was rejected by the Debtor after its Chapter 11 filing on July 9, 2001, and only the first payment was made. The Debtor does not believe the $12,500.00 payment was a fraudulent transfer and does not intend to pursue it as such.

          The Debtor will analyze whether it has Chapter 5 causes of action that can be pursued and litigated in a cost-effective manner, and, if so, will prosecute them. The proceeds of such recovery will be used by the Debtor for working capital.

     7.   LIQUIDATION VALUE.

               The Debtor has prepared a Liquidation Analysis of its assets, attached hereto as EXHIBIT "C", which presents the Debtor's estimates of values that might be received for its assets in a liquidation scenario, and the recovery that might be received by the various Classes of creditors in that event. These values are the Debtor's good-faith estimates only, and the Debtor cannot assure their accuracy.

     8.   LIABILITIES.

          a.   ADMINISTRATIVE AND PRIORITY CLAIMS:

          The Debtor estimates the amounts of Administrative and Priority Claims through the Confirmation Date will be as follows:

               Professional Fees                            $    70,000.00

               Priority Tax Claims                          $   631,779.00

               Hulen Pawn Shop Investors, L.L.C.            $   600,000.00
                                                            --------------

                                                            $ 1,301,779.00
                                                            ==============

          The fees payable to professionals include the Debtor's attorneys, the attorneys for the Unsecured Creditors Committee, Forshey & Prostok, L.L.P., and the Debtor's accountants, KPMG LLP. The fees payable to the Debtor's attorneys are net of a $50,000.00 pre-petition retainer paid by the Debtor, and interim payments totaling $73,143.00 in partial payment of fees accrued during the case, as approved by the Court. KPMG, LLP and TatumCFO Partners, LLP have pre-petition retainers of $15,000.00 and $5,000.00, respectively. TatumCFO has billings for pre-petition fees of $1,575.00 unpaid as of the petition date. The Bankruptcy Court must determine the reasonableness of all professional fees and expenses before they may be paid by the Debtor.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 8
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          The Administrative Claim of Hulen Pawn Shop Investors, L.L.C.
     ("Hulen") is for post-petition loans to the Debtor for working capital, as approved by the Court, and is secured by a second lien on all of the Debtor's cash, accounts receivable, inventory and virtually all other assets.

          Additional Administrative Claims may be incurred by the Debtor, however, none are projected at this time.

          b.   SECURED CLAIMS:

          The only pre-Petition Date Secured Claim against the Debtor is held by Comerica Bank ("Comerica"), and is $2,977,919 as of March 2, 2002, the date of the last operating report filed by the Debtor. Comerica's Secured Claim is fully secured by a first lien on all of the Debtor's cash, accounts receivable, inventory and virtually all other assets.

          The Administrative Claim of Hulen is secured by a second, subordinate lien on the same assets securing the Comerica Claim, but is not classifed as a pre-Petition Date Secured Claim because it is based on post-petition loans to the Debtor.

          c. PRIORITY NON-TAX CLAIMS: The Debtor believes there are no Priority Claims other than the sales and personal property tax claims of various taxing authorities.

          d. UNSECURED DEBT: Unsecured Claims against the Debtor consist primarily of Claims related to the Debtor's 12% Subordinated Notes due in 2004 (the "Notes"), and trade claims of vendors. As of the Petition Date, the amount due on the Notes was $10,675,941, and the remainder of Unsecured Claims was $1,001,505, for a total of $11,677,546 in Unsecured Claims.

          Approximately 25 creditors hold Unsecured Claims of $1,000.00 or less, totaling $10,000.00 based on claims filed as of February 2, 2002. The Debtor's schedules reflect 95 unsecured creditors with claims less than $1000.00, totaling approximately $29,000.00.

     C.   PROJECTED FINANCIAL CONDITION

          The Debtor has prepared projections of its income, expenses and financial condition through 2006, a copy of which is attached as EXHIBIT "D" hereto. These projections constitute the Debtor's best effort to predict its future costs and revenues. However, the projections are subject to a variety of market conditions that are outside the Debtor's control, and the Debtor cannot assure their accuracy.

                             V. THE CHAPTER 11 CASE

     A.   SIGNIFICANT POSTPETITION EVENTS.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 9
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     Since filing for reorganization, the Debtor has continued its operations as debtor-in-possession. The Debtor has spent considerable time in seeking and obtaining new secured financing and equity and negotiating with creditors, resulting in this Plan.

     On July 16, 2001, the Court approved a Cash Collateral Order and a Debtor-In-Possession financing agreement between the Debtor, Comerica Bank and Hulen Pawn Investors, Inc. The financing order provided the Debtor with a line of credit from Comerica Bank in the amount of $7,200,000 with a 70% advance rate against inventory and receivables. The agreement with Comerica was contingent on the Debtor providing $300,000.00 in new working capital within 30 days of the approval of the agreement by the Court. Hulen Pawn Shop Investors, Inc. ("Hulen"), an affiliate of Dwayne Moyers, a Director of the Debtor, provided the $300,000.00, plus an additional $300,000.00 in the form of a $600,000.00
Convertible Subordinated Note Payable. The Court approved the agreement which includes option for Hulen to convert the $600,000 loan to 12% of the Common Stock of the Reorganized Debtor. As of February 2, 2002, the Debtor had an outstanding balance under the Comerica Bank agreement of $3,673,857.

     From the filing of the case through March 2, 2002, the Debtor recorded losses of $1,220,736.00, of which $464,259.00 represented losses on the sale or closing of stores, and $237,811.00 were for legal, professional and trustee fees related to the bankruptcy. Operating losses excluding these costs totaled $518,666.00, as of March 2, 2002. The Debtor budgeted operating losses of $568,299.00 in the same time period, excluding reorganization expenses and losses on store closings. The Debtor anticipates operating losses through August 2002 until the impact of recently implemented policies and procedures, internal controls, lending guidelines and incentive plans achieve positive stabilized operating results.

     Additional cost savings due to staff cuts at each store were implemented in February after the completion of a physical inventory in conjuction with the Company's fiscal year ending February 2, 2002. In February 2002, the Company changed its staffing at each of its stores to eliminate the assistant manager position, adding rotating managers and adding a sales associate to improve customer service and internal controls. The staff changes will result in cost savings in excess of $300,000.00 per year. Additionally, the new incentive bonus program became effective December 2001, which provides incentives for increases in pawn service charges and net store profit with additional incentives for reducing shrinkage and reductions of aged inventory. Combined with the new lending guidelines and seasonality factors, the Company has realized its first increases in loans outstanding and pawn service charges since the filing date.

     The Company's new employee training program implementation started on February 4, 2002 and is the foundation for the Company's new staffing plan by store based on transaction volume, loan volume and store square footage.

     The Debtor obtained an order of the Court extending its time to accept or reject leases until January 31, 2002, to provide sufficient time to evaluate its store locations, operating expenses and growth potential. The concept of the original management team was predicated on assumptions that contrasted with traditional demographic data under which pawnshops had successfully operated. Additionally, with the rapid expansion and subsequent contraction of

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 10
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several other publicly held pawn chains, the new management needed time to determine if its existing personnel would be successful in the markets its current stores are located in. Based on its review, with court approval the Debtor closed or sold the assets of four stores in December 2001, exiting the Mobile, Alabama market. In February and March 2002, the Debtor consolidated its two Pensacola, Florida stores into one store and sold the assets of its remaining Pensacola location, and sold the assets ofits Bessemer, Alabama store The Company also closed its Burleson, Texas location, in February 2002.

     The Debtor is focusing its operations in Georgia, North Carolina and South Carolina. The Debtor currently operates and intends to continue operating 23 stores in those states. During January 2002, the Debtor relocated its Dalton, Georgia store to a more suitable location, reducing rent over the next three years by over $170,000.00. The Debtor also negotiated a new lease effective February 1, 2002 at its Stone Mountain, Georgia location at rental rates over $2,000 less per month than it was paying prior to the bankruptcy filing. The Debtor has rejected all real property leases except those at the locations it intends to continue to operate, and those rejections have been approved by the Court.

     The Debtor is projecting negative cash flow from operations for fiscal 2002, excluding financing activities, of $280,070,00. An additional $797,404.00, is anticipated to be needed to finance the projected increase in pawn loan receivables, 70% of which will be financed on the Reorganized Debtor's Comerica Bank line of credit. In its proposed plan of reorganization, the Debtor has anticipated its working capital needs to achieve these results. At the Closing Date, CMHI will be investing a minimum of $1,000,000.00 of cash in addition to marketable securities valued in excess of $4,000,000.00 to provide sufficient working capital for the Reorganized Debtor. A true and correct copy of CMHI's unaudited financial statement as of December 31, 2001 is attached hereto as Exhibit "E" and incorporated herein by reference.

B.   REPRESENTATION OF THE DEBTOR.

     Upon the filing of the case, the Debtor retained the law firm of Bell, Nunnally & Martin, LLP, located at 1400 McKinney Plaza, 3232 McKinney Avenue, Dallas, Texas 75204, as its bankruptcy counsel, which was approved by Order of the Bankruptcy Court. Upon the departure of its lead counsel, Paul B. Geilich, to the firm of Looper, Reed & Mcgraw, P.C., the Debtor changed its counsel to Looper, Reed & McGraw, effective January 1, 2002. The Debtor also retained the accounting firm of KPMG, LLP as its accountants primarily for the purpose of completing the Debtor's audited financial statements for the year 2000, which was approved by order of the Bankruptcy Court entered August 24, 2001. The Debtor retained the accounting firm of Grant Thornton, LLP as its accountants for purposes of providing audit accounting for 2001 and forward, and providing accounting and tax advice related to the Plan and generally, and has applied for Court approval of this retention. The Debtor also employed Holland, Johns, Schwartz & Penny, L.L.P. as it special securities counsel, pursuant to an Order of the court entered March 5, 2002.

C.   OFFICIAL COMMITTEE OF UNSECURED CREDITORS.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 11
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     An Official Committee of Unsecured Creditors was appointed by the U.S.
Trustee in this case on August 15, 2001. The Committee retained the law firm of Forshey & Prostok, LLP, as its counsel, which was approved by Order of the Bankruptcy Court. The Committee retained SWS Securities, Inc., represented by David T. Oberfell and Christopher Sgarlata, as its financial advisors pursuant to an order of the Court.

D.   PLAN NEGOTIATIONS AND AGREEMENTS.

     The Plan of Reorganization proposes a merger between the Debtor and CM Holdings, Inc. ("CMHI"), an affiliate of Hulen Pawn Shop Investors, LLC ("Hulen") and Dwayne Moyers, a director of the Debtor. Upon completion of the merger the Debtor's post-Petition Date obligations to Hulen will be paid in full. At Closing of the merger, CMHI will provide over $6 million in net assets, of which at least $1.0 million will be in cash to the Debtor, in exchange for two classes of preferred stock. The Series A Preferred Stock will have a par value of $5.00 per share and pay a 5% cumulative cash dividend annually. The Series A Preferred Stock must be redeemed for cash at par value by the Reorganized Debtor beginning three years after the Closing Date in amounts of at least 100,000 shares or $500,000 per year. Each April 30, thereafter through 2009, an additional 100,000 shares must be redeemed at par value for cash. On April 30, 2010, any unredeemed shares plus any accrued and unpaid dividends must be redeemed at par value for cash. The value of Series A Preferred Stock to be issued is estimated to be $3.5 million based on the current value of CMHI net assets. A significant portion of the value of CMHI is based on assets consisting of cash and marketable securities. CMHI has 1 million shares (approximately 6% of the total outstanding common shares) of Sanders Morris Holdings Group, a publicly traded company, that are valued at the average trading price for the last 20 trading days, which as of March 28, 2002 was $5.939 per share. An independent valuation of the net assets of CMHI is currently performed by SWS Securities, Inc., financial consultants engaged by the Unsecured Creditors Committee. The Series A Preferred is not convertible to common stock.

     For purposes of the negotiations with CMHI, a value of the net assets of the company is projected to be $2,616,716, based on the net book value of the assets after conversion of the Class 4 claims to equity as described below. Due to the Company's need for working capital during the initial year of its post-Confirmation operations, and the requirements by the Company's post-Confirmation Secured Lender that additional collateral be pledged to secure the required financing of the Reorganized Debtor, the use of an enterprise value for negotiation purposes with CMHI was not reasonable. The allocation of values to the two classes of Preferred Stock are deemed to be reasonable by management based on negotiations.

     The Series B Preferred Stock will have a par value of $5.00 per share and is convertible to 43% of the Common Stock of the Reorganized Debtor for a period of seven years from the date of closing and also pays a 5% cumulative cash dividend annually. The shareholders of CMHI will be issued 500,000 shares of Series B Preferred Stock, which will be convertible to 1,720,000 shares of the Reorganized Debtors' Common Stock. A value of $2,500,000 has been assigned to these convertible Preferred Shares based on the pre-merger value of the Reorganized Debtor net of tax effects. The merger has been approved by CMHI's directors and

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 12
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by Jeff Cummers and Dwayne Moyers, who own over 30% of the outstanding shares of
CMHI, but the merger must still be approved by the majority of CMHI shareholders.

     Jeff Cummers and Dwayne Moyers, or their assigns, will receive an investment fee from the Debtor totaling $150,000.00, payable on the Closing Date. They each will also receive an annual salary of $75,000.00 from the Reorganized Debtor. During the first two years of the Plan, the salary can be paid in the form of Series A Preferred Stock at the option of the Reorganized Debtor.

     The Debtor has expended substantial time during the post-Petition period with the Company's secured lender, Comerica Bank, representatives of CMHI and the Unsecured Creditors Committee negotiating an agreement that will provide the Debtor with sufficient working capital to consummate the Plan, allow for recovery of its operating stores post-Confirmation, and preserve an estimated post-confirmation $20 million net operating loss carry-forward. The financial structure utilizing convertible and non-convertible preferred stock is designed to maximize value for the Reorganized Debtors' creditors and equity holders, while retaining the value of the tax benefits of the Debtor's net operating losses.

     Comerica Bank has agreed to provide a post-Confirmation line of credit in the amount of $5,000,000.00 for a period of eighteen months from the Closing Date with advance rates of 70% on loans and an initial advance rate of 65% for inventory. The inventory advance rate declines to 59% over the period of the loan to allow the Debtor time to complete its operational reorganization. The loan will be secured by the assets of the Reorganized Debtor plus a pledge of a portion of the assets to be contributed by CMHI after closing. Up to $1,000,000 of the proceeds from the future sale of marketable securities will be pledged as additional collateral subsequent to the merger. As of March 2, 2002, the balance owed under the post-petition financing agreement with Comerica Bank was $2,977,919.00.

     Class 4 Unsecured Creditors will receive 100% of the Common Stock of the Reorganized Debtor at Closing (subject to the conversion of the Series B Preferred Stock). Due to the continuing need for working capital to complete the restructuring, it was agreed that utilization of cash and/or debt in the near term to repay Unsecured Creditors was not economically viable and providing a substantial equity position allowed for the highest possible return for claimants. The Class 4 Unsecured Creditors will be subject to dilution of its common stock interests to 57% if the Series B Preferred Stock to be issued to CMHI is fully converted to common stock. The total number of shares issued to the Class 4 creditors will be 2,280,000. The management of the Debtor intends to apply for reinstatement on the NASDAQ Small-Cap Market and register 1,000,000 of these common shares to be listed on the NASDAQ Small-Cap Market. The remaining 1,280,000 will be restricted from trading for a two-year period, pursuant to the terms of the Plan. The purpose in limiting the number of publicly-traded shares is to ensure that a change in control does not occur during the initital two-year period after the Plan is confirmed, so that the Reorganized Debtor can retain unrestricted use of its approximately $20 million net operating tax loss carryforward. If a change in control occurred (a 50% change in ownership), the net operating loss carryforward could be lost, significantly impairing the future potential value of the Company for the Class 4 claimants. To have the common stock listed on the NASDAQ Small-Cap Market, the Company must bring its reports to the SEC current - the last

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 13
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public filing was the 10Q for the third quarter of 2000 - and apply for reinstatement. Management also plans to establish an incentive stock option plan for employees that will provide stock options to key employees based on performance and longevity with the Reorganized Debtor at some future date. Any such plans must receive shareholder approval and may have a dilutive effect on the Class 4 claimants. Any such plans will be structured in a manner to protect the shareholder value, incentivize performance and protect the Company's net operating loss carryforward.

E.   OBJECTIONS TO CLAIMS.

     The Plan reserves objections to Claims until after Confirmation, at which time the Debtor has the responsibility to prosecute all objections to Claims. Following Confirmation, any interested party may object to the extent, validity and priority of any Claim.

                    VI. SUMMARY OF THE PLAN OF REORGANIZATION

     THE FOLLOWING IS A SUMMARY OF THE TRANSACTIONS AND EVENTS TO OCCUR PURSUANT TO CONSUMMATION OF THE PLAN. THIS SUMMARY HIGHLIGHTS THE SUBSTANTIVE PROVISIONS OF THE PLAN AND IS NOT A COMPLETE DESCRIPTION OR SUBSTITUTE FOR A FULL AND COMPLETE REVIEW OF THE PLAN. THIS SUMMARY OF THE PLAN IS QUALIFIED BY THE ACTUAL PROVISIONS OF THE PLAN. TO THE EXTENT THE PROVISIONS OF THE PLAN DIFFER FROM THE SUMMARY SET OUT BELOW, THE PLAN SHALL CONTROL.

     The Plan classifies the various Claims against and Interests in the Debtor. These classes take into account the different nature and priority of Claims against and Interests in the Debtor. In addition, in accordance with section 1123(a)(1) of the Bankruptcy Code, Administrative Claims and Priority Tax Claims are not classified for purposes of voting or receiving distributions under the Plan. Rather, all such Claims are treated separately as unclassified Claims.

A.   TREATMENT OF CLAIMS NOT CLASSIFIED UNDER THE PLAN.

     All Administrative Claims, including the Administrative Claims of Hulen Pawn Shop Investors, LLC for post-petition loans to the Debtor, will be paid in cash and in full on the Closing Date, unless otherwise agreed. The Debtor shall pay all fees assessed by the Office of the United States Trustee until this case is closed by the Court or the Debtor is otherwise released from such obligations by the Court.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 14
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     Priority Tax Claims will be paid in full over a period equal to six (6)
years following the date of assessment of each such Claim, in equal calendar-quarterly installments of principal plus interest at seven percent (7%) per annum, beginning on the first day of the first full calendar quarter following the Effective Date, and continuing on the first day of each calendar quarter thereafter until paid in full. If the Reorganized Debtor fails to make a payment due under the Plan on a Priority Tax Claim within ten (10) days after receipt of written notice of default from any such Claimant, then such Claimant may enforce the entire amount of its Allowed Claim and exercise any and all rights and remedies such Claimant may have under applicable law.

B.   CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS.

     The Plan classifies Claims and Interests separately in accordance with the requirements of the Bankruptcy Code and provides different treatment for different Classes of Claims and Interests. Only holders of Allowed Claims are entitled to receive consideration under the Plan. Allowed Claims are Claims that are not in dispute, are not contingent, are liquidated in amount, and are not subject to objection or estimation. Initial distributions of cash or other consideration specified in the Plan to the holders of Allowed Claims or Interests will be made on the Closing Date or as otherwise provided in the Plan, or as may be ordered by the Bankruptcy Court.

     In accordance with the Plan, unless otherwise provided in the Plan or the Confirmation Order, the treatment of any Claim or Interest under the Plan will be in full satisfaction, settlement, release, and discharge of and in exchange for each and every Claim and Interest.

     Article III of the Plan classifies the Claims and Interests of the Debtor. Articles IV and V of the Plan provides for the treatment of Claims and Interests. The following discussion summarizes the classification scheme and treatment method proposed by and for the Debtor and is qualified in its entirety by the terms of the Plan, which is attached hereto as EXHIBIT A, and which should be read carefully in considering whether to accept or reject the Plan.

     CLASS 1 CLAIMS. Class 1 Claims consist of the Allowed Secured Claims of Comerica Bank ("Comerica"). Class 1 Claims shall be satisfied by the Debtor's execution on the Closing Date of new loan documents with Comerica establishing a new line of credit in the amount of $5,000,000, having the following basic terms: Advances shall be made to the Borrower based on 70% of the eligible pawn loan receivables and initially at 65% of the eligible inventory; interest shall be payable at the prime rate plus 2%; the loan shall mature eighteen months from the Closing Date. The advance rate for eligible inventory shall reduce by 2% every six months of the loan. CMHI has agreed to provide the bank, as additional collateral, a pledge of up to $1,000,000 from proceeds from future sales of marketable securities to be contributed to the Reorganized Debtor at the Closing Date. Class 1 Claims are impaired. Comerica has agreed to this treatment under the Plan.

     CLASS 2 CLAIMS. Class 2 claims consist of all Allowed Claims entitled to priority treatment under Bankruptcy Code Section 507(a), except sub-Sections 507(a)(1), (2) and (8). Class 2 Claims shall be paid in full and in cash on the Closing Date. Class 2 Claims are unimpaired.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 15

     CLASS 3 CLAIMS. Class 3 Claims consist of Allowed Unsecured Claims of $1,000.00 or less. Allowed Class 3 Claims shall be paid in cash and in full on the Closing Date. Class 3 Claims are unimpaired.

     CLASS 4 CLAIMS. Class 4 Claims consist of Allowed Unsecured Claims over $1,000.00. Holders of Class 4 Claims shall have the option of receiving $1,000.00 cash on the Closing Date or their pro rata share of new Common Stock totaling one hundred percent (100%) of the outstanding Common Stock of the Reorganized Debtor on the Closing Date. Class 4 Claims are impaired. The Plan provides that 1,000,000, of the total 2,350,000 shares of Common Stock to be issued to the Class 4 claims electing to receive common stock, will not be restricted from sale. The remaining 1,350,000 shares will be restricted for a period of two years from the Closing Date. The shares will be subject to dilution to the extent that the Company raises additional equity capital for operations, expansion and acquisitions. Class 4 Claims are impaired.

     CLASS 5 INTERESTS. Class 5 Interests consist of all equity interests in the Debtor, including all common and preferred stockholders of the Debtor and all holders of options to purchase equity in the Debtor, as of the Confirmation Date. All Class 5 Interests shall be deemed canceled as of the Effective Date. Class 5 Interests are impaired.

C.   MEANS FOR EXECUTION OF PLAN

     VESTING. Except as otherwise provided in the Plan, all Property of the Estate shall vest in the Reorganized Debtor on the Effective Date, free of all liens, claims and encumbrances, except as otherwise provided pursuant to the Plan with respect to the treatment of Class 1. As of the Effective Date, the Reorganized Debtor may operate its business and buy, use, acquire, and dispose of its property free of any restrictions contained in the Bankruptcy Code. On the Effective Date, the Property of the Estate will be reserved, assigned, transferred, conveyed, as the case may be, to the Reorganized Debtor.

     INITIAL BOARD OF DIRECTORS. The Initial Board of directors of the Reorganized Debtor shall be Dwayne Moyers, Jeff Cummers, Robert Schleizer, James Richards, Donelly McMillen and John Boudreau. The Chairman of the Initial Board shall be Dwayne Moyers. Election of the Initial Board shall be deemed (i) authorized by the Bankruptcy Court and all holders of Claims against the Debtor and (ii) ratified by the shareholders of the Reorganized Debtor, effective as of the Effective Date. The Initial Board will serve until the first annual meeting of the Board after the Effective Date, which is anticipated to be held in July 2002. The corporate documents of the Reorganized Debtor will provide that the authorized number of directors will be seven. The holders of the Common Stock will elect three directors at the Reorganized Debtor's first annual meeting after the Effective Date. Also at that time, the holders of the Series B Preferred Stock will elect three directors, which will include Dwayne Moyers and Jeff Cummers, and the New Management will elect one director. The Board will meet at least quarterly and Board members will be compensated for their expenses to attend the meetings, plus members will receive a stipend of $500 for their attendance. The Bylaws will provide that any two directors may call a meeting of the Board on no less than ten days' written notice. Any vacancy on the Initial Board may be filled by the majority vote of the remaining directors, though less than a quorum.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 16
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     MANAGEMENT OF THE REORGANIZED DEBTOR. Upon the Effective Date, the
operation of the Reorganized Debtor shall become the general responsibility of the Initial Board, who shall, thereafter, have the responsibility for the management, control, and operation of the Reorganized Debtor. The Initial Board shall have the responsibility, INTER ALIA, for the following: (i) appointment of officers of the Reorganized Debtor at the first annual meeting of the Initial Board after the Effective Date, which is anticipated to be held in July 2002;
(ii) carrying out such changes as are necessary in the Certificate or Articles of Incorporation and the Bylaws of the Reorganized Debtor to accomplish the requirements of the Plan; and (iii) the authorization and approval of the preparation, execution, and issuance of the Common Stock, and such other notes, securities and documents of the Reorganized Debtor as may be necessary to carry out the Plan.

     ISSUANCE OF PLAN SECURITIES. The Reorganized Debtor shall cause the Common Stock to be issued pursuant to the Plan.

     ADMINISTRATIVE CLAIMS, INCLUDING FEE CLAIMS AND ADMINISTRATIVE TAX CLAIMS. The holder of any Administrative Claim other than (i) a Fee Claim, (ii) a liability incurred and paid in the ordinary course of business by the Debtor, or
(iii) an Allowed Administrative Claim, must file with the Bankruptcy Court and serve on the Debtor, the Committee, and their respective counsel, notice of such Administrative Claim within 30 days after the Effective Date. At a minimum, such notice must identify (i) the name of the holder of such Claim, (ii) the amount of such Claim, and (iii) the basis of such Claim. Failure to file this notice timely and properly shall result in the Administrative Claim being forever barred and discharged.

     Each Person asserting an Administrative Claim that is a Fee Claim incurred before the Effective Date shall be required to file with the Bankruptcy Court, and serve on the Debtor's counsel, the U. S. Trustee and Committee, a Fee Application within 60 days after the Effective Date. Failure to file a Fee Application timely shall result in the Fee Claim being forever barred and discharged.

     An Administrative Claim with respect to which notice has been properly filed pursuant to the Plan shall become an Allowed Administrative Claim if no objection is filed within 20 days after the filing and service of notice of such Administrative Claim. If an objection is timely filed, the Administrative Claim shall become an Allowed Administrative Claim only to the extent Allowed by Final Order. An Administrative Claim that is a Fee Claim, and with respect to which a Fee Application has been timely filed pursuant to the Plan, shall become an Allowed Administrative Claim only to the extent Allowed by Final Order.

     Each holder of an Allowed Claim for an Administrative Claim (including Allowed Administrative Tax Claims) shall receive, at the Debtor's option, (i) the amount of such holder's Allowed Claim in one cash payment on the later of the Closing Date or the eleventh Business Day after such Claim becomes an Allowed Claim; (ii) the amount of such holder's Allowed Claim in accordance with the ordinary business terms of such expense or cost (e.g., on the date such debt is or becomes finally due); or (iii) such other treatment to which the holder of such Administrative Claim and the Debtor may agree in writing. Such holders may not vote on the Plan.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 17

     No Fee Claim for compensation and/or reimbursement by a professional person whose retention with respect to this case has not been approved by the Bankruptcy Court shall become an Allowed Claim.

F.   GENERAL POWERS OF THE REORGANIZED DEBTOR

     POWERS. Subject only to the limitations set forth in the Plan, the Bankruptcy Code, the Confirmation Order or other applicable law, the Reorganized Debtor shall be vested with all of the Debtor's right, title and interest in and to the Property of the Estate and shall have full power and authority to:

     (a) Perfect and secure the Reorganized Debtor's right, title and interest in and to the Property of the Estate;

     (b) Reduce all Property of the Estate to possession of the Reorganized Debtor and hold it in the name of the Reorganized Debtor;

     (c) Sell the Property of the Estate, convert Property of the Estate to cash and/or distribute the proceeds to or from the Reorganized Debtor;

     (d) Consummate and perform the obligations of the Reorganized Debtor pursuant to the Plan;

     (e) Employ and pay such attorneys, accountants, and tax specialists as may be deemed necessary; and

     (f) Exercise any and all powers granted to a trustee by common law or any statute, including the Bankruptcy Code, which serves to increase the extent of the powers granted to the Reorganized Debtor hereunder.

     DISTRIBUTIONS. The Reorganized Debtor shall distribute the funds and Common Stock of the Reorganized Debtor for treatment of Allowed Claims as provided herein.

G.   TREATMENT OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

     REJECTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES. Under the Plan, the Debtor rejects all executory contracts and leases to which it is a party as of the Effective Date, except those contracts and leases that have been expressly assumed or rejected by the Debtor as of Confirmation.

     TRUST MANAGEMENT, INC. Pursuant to the Plan, the Debtor expressly rejects its Indenture agreement dated March 19, 1999 with Trust Management, Inc., regarding the Debtor's 12% Subordinated Notes due in 2004 (the "Trust Indenture"). Upon the Effective Date, Trust Management, Inc., the trustee under the Trust Indenture, shall be deemed to be fully relieved of all obligations and liabilities under the Trust Indenture and all agreements executed in connection therewith, and the Reorganized Debtor shall send no further notices intended for

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 18 noteholders to Trust Management, Inc., but shall send such notices directly to said noteholders or their agents.

     BAR DATE FOR CLAIMS BASED ON REJECTION. If the rejection of an executory contract or an unexpired lease by the Debtor pursuant to the Plan results in damages to the other party or parties to such contract or lease, a Claim for such damages shall be forever barred and shall not be enforceable against the Debtor or their properties or agents, successors, or assigns, unless a proof of Claim is filed with the Bankruptcy Court and served upon the Reorganized Debtor by the earlier of (a) the end of the month following the period in which the Effective Date occurs or (b) such other deadline as the Court may set for asserting a Claim for such damages. Any Rejection Claim arising from the rejection of an unexpired lease or executory contract shall be treated as an Unsecured Claim; PROVIDED, HOWEVER, that any Rejection Claim based upon the rejection of an unexpired lease of real property either prior to the Confirmation Date or pursuant to the Plan shall be limited in accordance with section 502(b)(6) of the Bankruptcy Code and state law mitigation requirements. Nothing contained herein shall be deemed an admission by the Debtor that such rejection gives rise to or results in a Claim or shall be deemed a waiver by the Debtor of any objections to such Claim if asserted.

H. PROVISIONS FOR THE RETENTION, ENFORCEMENT, SETTLEMENT, OR ADJUSTMENT OF CLAIMS BELONGING TO THE DEBTOR OR TO THE ESTATE INCLUDING PREFERENCES AND FRAUDULENT CONVEYANCES

     THE DEBTOR'S CAUSES OF ACTION. Except as otherwise released under the terms of the Plan, all Claims recoverable under Section 550 of the Bankruptcy Code, and all other Claims of any kind or character whatsoever owed to or in favor of the Debtor, to the extent not specifically compromised and released pursuant to the Plan or any agreement referred to and incorporated herein, are hereby preserved and retained for enforcement by the Reorganized Debtor. All Claims against third parties shall be preserved and retained for enforcement by and for the benefit of the Reorganized Debtor.

     OBJECTIONS TO CLAIMS. Any party authorized by the Bankruptcy Code may object to the allowance of Prepetition Claims at any time prior to sixty (60) days after the Effective Date or, as to Rejection Claims, at any time prior to ninety (60) days after the filing of any such Rejection Claim. Any proof of Claim filed after the Bar Date shall be of no force and effect and shall be deemed disallowed. All Contested Claims shall be litigated to Final Order; PROVIDED, HOWEVER, that the Reorganized Debtor may compromise and settle any Contested Claim, subject to the approval of the Bankruptcy Court. Notwithstanding the foregoing, a person who is found to have received a voidable transfer shall have thirty (30) days following the date upon which the order ruling that such transfer is avoidable becomes a Final Order in which to file a Claim in the amount of such avoided transfer.

     No distributions under the Plan shall be made to the holder of a Claim that is in dispute, unless and until such Claim becomes an Allowed Claim. If a Claim is disputed in whole or in part because the Debtor asserts a right of offset against such Claim or recoupment against the holder of such Claim, then, if and to the extent the Claim giving rise to the offset or recoupment is sustained by Final Order, the Claim in dispute shall be reduced or eliminated and, if applicable, the holder of such Claim shall be required to pay the Debtor the amount of such

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 19
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offset or recoupment, less the amount of its Allowed Claim. In addition, any party authorized by the Bankruptcy Code, at anytime, may request that the Court estimate any contingent, disputed or unliquidated Claim pursuant to Section 502(c) of the Bankruptcy Code, regardless of any prior objections.

I.   CONDITIONS OF CLOSING

     CONDITIONS OF CLOSING. Each of the following events is a condition precedent to the Closing, and each such event shall take place and be effective simultaneously:

     (a)  Confirmation of the Plan of Reorganization of the Debtor; and

     (b) Cash shall be set aside in order to fund the initial payments under the Plan.

J.   DISCHARGE OF DEBTOR AND EFFECT OF CONFIRMATION

     DISCHARGE AND RELEASE. Except as otherwise provided for by the Plan and the documents that implement the Plan, pursuant to Bankruptcy Code Section 1141, confirmation of the Plan shall discharge and release all Claims against the Debtor and enjoin all Claimants from collecting any Claim against or continuing or prosecuting any litigation directly or indirectly involving the Debtor for any debt that arose before the Confirmation Date, and any debt of a kind specified in Bankruptcy Code Sections 502(g), 502(h), or 502(i), whether or not:

     (A) a proof of Claim based on such debt is filed or deemed filed pursuant to Bankruptcy Code Section 501;

     (B)  such Claim is Allowed pursuant to Bankruptcy Code Section 502; or

     (C)  the holder of such Claim has accepted the Plan.

     Notwithstanding the foregoing, however, nothing herein should be read to release any "Responsible Person," as such term is defined in the Internal Revenue Code, from any liability associated with trust funds.

     LEGAL BINDING EFFECT; DISCHARGE OF CLAIMS AND INTERESTS. The provisions of the Plan shall (i) bind the Debtor, and the Reorganized Debtor and all creditors and interest holders, whether or not they accept the Plan, and (ii) discharge the Debtor from all debts that arose before the Confirmation Date except as otherwise provided in the Plan. The distributions provided for Claimants and Interest holders shall not be subject to any Claim by another creditor or interest holder by reason of any assertion of a contractual right of subordination. On and after the Effective Date, all holders of Impaired Claims and Interests shall be precluded from asserting any Claim against the Reorganized Debtor or its assets or properties based on any transaction or other activity of any kind that occurred prior to the Effective Date.

     PERMANENT INJUNCTION. Confirmation of the Plan shall result in the issuance of a permanent injunction against the commencement or continuation of any judicial, administrative,

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 20
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or other action or proceeding on account of any Claims against the Debtor, the
Reorganized Debtor, and any other entity against whom prosecution of the any Claims could result in a Claim being asserted against the Reorganized Debtor.

     From and after the Confirmation Date, all holders of Claims against and Interests in the Debtor are permanently restrained and enjoined (a) from commencing or continuing in any manner, any action or other proceeding of any kind with respect to any such Claim or Interest against the Debtor or its Assets,; (b) from enforcing, attaching, collecting, or recovering by any manner or means, any judgment, award, decree, or order against the Assets or the Debtor; (c) from creating, perfecting, or enforcing any encumbrance of any kind against the Assets or the Debtor; (d) from asserting any setoff, right of subrogation, or recoupment of any kind against any obligation due the Debtor; and (e) from performing any act, in any manner, in any place whatsoever, that does not conform to or comply with the provisions of the Plan; PROVIDED, HOWEVER, that each holder of a Contested Claim may continue to prosecute its proof of Claim in the Bankruptcy Court and all holders of Claims and Interests shall be entitled to enforce their rights under the Plan and any agreements executed or delivered pursuant to or in connection with the Plan.

     Unless a taxing authority has asserted a claim against the Debtor before the appropriate bar date established therefor, no claim of such authority will be allowed against the Debtor or the Reorganized Debtor for taxes, penalties or interest arising out of the failure, if any, of the Debtor to have filed any tax return, including, but not limited to, any income tax return or franchise tax return in any prior year or arising out of an audit of any return for a period before the Petition Date.

K.   MISCELLANEOUS PROVISIONS

     REQUEST FOR RELIEF UNDER BANKRUPTCY CODE SECTION 1129. In the event any Impaired Class shall fail to accept the Plan in accordance with Bankruptcy Code
Section 1129(a), the Debtor reserves the right to, and does hereby request the Bankruptcy Court to confirm the Plan in accordance with Bankruptcy Code Section 1129(b).

     REVOCATION. The Debtor reserves the right to revoke and withdraw the Plan at any time prior to the Confirmation Date.

     EFFECT OF WITHDRAWAL OR REVOCATION. If the Debtor revokes or withdraws the Plan prior to the Confirmation Date, then the Plan shall be deemed null and void. In such event, nothing contained herein shall be deemed to constitute a waiver or release of any Claims by or against the Debtor or any other person or to prejudice in any manner the rights of the Debtor or any person in any further proceedings involving the Debtor.

     DUE AUTHORIZATION BY CREDITORS. Each and every Claimant who elects to participate in the distributions provided herein warrants that it is authorized to accept in consideration of its Claim against the Debtor the distributions provided in the Plan and that there are no outstanding commitments, agreements, or understandings, express or implied, that may or can in any way defeat or modify the rights conveyed or obligations undertaken by it under the Plan.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 21
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     ENTIRE AGREEMENT. The Plan, as described herein, and in this Disclosure
Statement and exhibits hereto, including the Confirmation Order, and all other documents and instruments to effectuate the Plan provided for herein, constitute the entire agreement and understanding among the parties hereto relating to the subject matter hereof and supersedes all prior discussions and documents.

     SECTION 1145 EXEMPTION. The issuance of the new stock under the Plan shall be exempt from registration as required by Section 5 of the Securities Act of 1933 (15 U.S.C. Section 77e) and any state or local law requiring registration for the offer or sale of a security, pursuant to the provisions of Section 1145 of the Bankruptcy Code.

     SECTION 1146 EXEMPTION. Pursuant to Section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange or any security under the Plan or the making or delivery of any instrument or transfer pursuant to, in implementation of or as contemplated by the Plan or the transfer of any property pursuant to the Plan shall not be taxed under any federal, state or local law imposing a stamp, transfer or similar tax or fee.

     PROVISIONS GOVERNING DISTRIBUTIONS. All payments, distributions or shares of stock to be issued under the Plan shall be made by the Reorganized Debtor. Any payments or distributions to be made by the Reorganized Debtor pursuant to the Plan shall be made on the Closing Date except as otherwise provided for in the Plan, or as may be ordered by the Bankruptcy Court. Any payment or distribution by the Reorganized Debtor pursuant to the Plan, to the extent delivered by the United States Mail, shall be deemed made when deposited into the United States Mail.

     Payments of cash to be made by the Reorganized Debtor pursuant to the Plan shall be made by check drawn on a domestic bank or by wire transfer from a domestic bank.

     Distributions and deliveries to holders of Allowed Claims shall be made at the addresses set forth on the proofs of Claim or proofs of interest filed by such holders (or at the last known addresses of such holders if no proof of Claim or proof of Interest is filed). All Claims for undeliverable distributions shall be made on or before the first anniversary of the Effective Date. After such date, all undeliverable distributions shall revert to the Estate for distribution of additional pro rata shares to holders of Class 3 Unsecured Claims, and the Claim of any other holder with respect to such undeliverable distributions shall be discharged and forever barred.

     Checks issued by the Reorganized Debtor in respect of Allowed Claims shall be null and void if not cashed within ninety (90) days of the date of delivery thereof. Requests for reissuance of any check shall be made directly to the Reorganized Debtor by the holder of the Allowed Claim to whom such check originally was issued. Any claim in respect of such a voided check shall be made within ninety (90) days after the date of delivery of such check. After such date, all Claims in respect of void checks shall be discharged and forever barred, and the amount of such checks shall become unclaimed property and returned to the Reorganized Debtor for use in operations.

     No interest shall be paid on any Claim unless, and only to the extent that, the Plan specifically provides otherwise.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 22

     The Reorganized Debtor expressly reserves the right, in its sole discretion, to prepay in cash all or part of any obligation created pursuant to the Plan, and no interest shall accrue, with respect to any amount so prepaid, from and after the date of such prepayment.

     GOVERNING LAW. Unless a rule of law or procedure supplied by federal law (including the Bankruptcy Code and Bankruptcy Rules) is applicable, or a specific choice of law provision is provided, the internal laws of the State of Texas shall govern the construction and implementation of the Plan and any agreements, documents, and instruments executed in connection with the Plan, without regard to conflicts of law.

L.   MODIFICATION OF THE PLAN

     The Debtor may propose amendments to or modifications of the Plan under Bankruptcy Code Section 1127 at any time prior to Confirmation upon notice to all parties affected thereby and providing such parties an opportunity to be heard on the proposed amendment. After Confirmation, the Debtor may remedy any defects or omissions or reconcile any inconsistencies in the Plan or in the Final Order in such manner as may be necessary to carry out the purpose and intent of the Plan so long as the interests of Claimants or Interest holders are not materially and adversely affected.

M.   RETENTION OF JURISDICTION

     The Bankruptcy Court shall retain jurisdiction over this Chapter 11 Case after Confirmation, notwithstanding Consummation or substantial Consummation, for the following purposes:

               (i) to consider any modification of the Plan pursuant to Bankruptcy Code Section 1127;

               (ii) to hear and determine all controversies, suits and disputes that arise in connection with the interpretation or enforcement of the Plan;

               (iii) to hear and determine all requests for compensation and/or reimbursement of expenses for the period commencing on the Petition Date through the Confirmation Date;

               (iv) to hear and determine all objections to Claims, and to determine the appropriate classification of any Allowed Claim and other controversies, suits and disputes that may be pending at or initiated after the Confirmation Date, except as provided in the Confirmation Order;

               (v) to consider and act upon the compromise and settlement of any Claim against or cause of action on behalf of the Debtor or its Estate;

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 23

               (vi) to hear and determine all Claims that the Debtor, as debtor in possession QUA trustee, could assert under the Bankruptcy Code;

               (vii) to consider and act on such other matters consistent with the Plan as may be provided in the Confirmation Order;

               (viii) to make such Orders as are necessary and appropriate to carry out and implement the provisions of the Plan;

               (ix) to approve the reasonableness of any payments made or to be made, within the meaning of Bankruptcy Code Section 1129(a)(4); and

               (x) to exercise the jurisdiction granted pursuant to Bankruptcy Code Section 505(a) and (b) to determine any and all federal, state, local and foreign tax liabilities of, and any and all refunds of such tax paid by, the Debtor.

            VII. CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

     The following discussion is a summary of certain federal income tax aspects of the Plan for general information only. It should not be relied upon for purposes of determining the specific tax consequences of the Plan with respect to a particular holder of a Claim or Equity Interest. This discussion does not purport to be a complete analysis or listing of all potential tax issues.

     The following discussion is based upon existing provisions of the Internal Revenue Code of 1986, as amended (the "IRC"), existing regulations thereunder, and current administrative rulings and court decisions. No assurance can be given that legislative or administrative changes or court decisions may not be forthcoming that would require significant modification of the statements expressed in this section. Moreover, the tax consequences to holders of Claims and Interests may vary based upon the individual tax circumstances of each such holder. Nothing herein purports to describe any state, local, or foreign tax consequences.

     NO RULING HAS BEEN SOUGHT OR OBTAINED FROM THE INTERNAL REVENUE SERVICE (THE "IRS") WITH RESPECT TO ANY OF THE TAX ASPECTS OF THE PLAN AND NO OPINION OF COUNSEL HAS BEEN OBTAINED BY THE DEBTOR WITH RESPECT THERETO. NO REPRESENTATION OR ASSURANCE IS BEING MADE WITH RESPECT TO THE FEDERAL INCOME TAX CONSEQUENCES AS DESCRIBED HEREIN. CERTAIN TYPES OF CLAIMANTS AND INTEREST HOLDERS MAY BE SUBJECT TO SPECIAL RULES NOT ADDRESSED IN THIS SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES. THERE MAY ALSO BE STATE, LOCAL, OR FOREIGN TAX CONSIDERATIONS APPLICABLE TO EACH HOLDER OF A CLAIM OR INTEREST THAT ARE NOT ADDRESSED HEREIN. EACH HOLDER OF A CLAIM OR INTEREST AFFECTED BY THE PLAN MUST CONSULT AND RELY UPON SUCH HOLDER'S OWN TAX ADVISOR REGARDING THE SPECIFIC TAX CONSEQUENCES OF THE PLAN WITH RESPECT TO SUCH

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 24

HOLDER'S CLAIM OR EQUITY INTEREST. THIS INFORMATION MAY NOT BE USED OR QUOTED IN WHOLE OR IN PART IN CONNECTION WITH THE OFFERING FOR SALE OF SECURITIES.

A.   TAX CONSEQUENCES TO THE DEBTOR.

     Under the IRC, a taxpayer generally must include in gross income the amount of any discharge-of-indebtedness income realized during the taxable year.
Section 108(a)(1)(A) of the IRC provides an exception to this general rule, however, in the case of a taxpayer that is under the jurisdiction of a bankruptcy court in a case brought under the Bankruptcy Code where the discharge of indebtedness is granted by the court or occurs pursuant to a plan of reorganization approved by the court, provided that the amount of discharged indebtedness that would otherwise be required to be included in income is applied to reduce certain tax attributes of the taxpayer. Section 108(e)(2) of the IRC provides that a taxpayer will not realize income from the discharge of indebtedness to the extent that satisfaction of the liability would have given rise to a deduction. As a result of sections 108(a)(1)(A) and 108(e)(2) of the IRC, the Debtor does not anticipate that it will recognize any income from the discharge of indebtedness in the Case.

B.   TAX CONSEQUENCES TO CREDITORS.

     A creditor who receives cash or other consideration in satisfaction of any Claim may recognize ordinary income. The impact of such ordinary income, as well as the tax year for which the income will be recognized, will depend upon each creditor's individual circumstances, including the nature and manner of organization of the creditor, the creditor's applicable tax bracket, and the creditor's taxable year. Each creditor is urged to consult with its tax advisor regarding the tax implications of any distributions under the Plan.

     THE FOREGOING IS INTENDED TO BE A SUMMARY ONLY. IT IS NOT A SUBSTITUTE FOR CAREFUL TAX PLANNING OR CONSULTATION WITH A TAX ADVISOR. THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF THE PLAN ARE COMPLEX AND, IN SOME CASES, UNCERTAIN. SUCH CONSEQUENCES MAY ALSO VARY BASED UPON THE INDIVIDUAL CIRCUMSTANCES OF EACH HOLDER OF A CLAIM OR INTEREST. ACCORDINGLY, EACH HOLDER OF A CLAIM OR INTEREST IS STRONGLY URGED TO CONSULT SUCH HOLDER'S OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL, AND FOREIGN TAX CONSEQUENCES OF THE PLAN.

                      VIII. SECURITIES LAWS CONSIDERATIONS

     Pursuant to section 1145(a) of the Bankruptcy Code and section 3(a)(7) of the Securities Act of 1933, as amended (the "Securities Act"), the Common Stock to be issued pursuant to the Plan is an "exempt" security and, as a result, is exempt from registration under the Securities Act and applicable state securities laws.

     Upon consummation of the Plan, the Common Stock issued pursuant to the Plan will constitute "restricted securities" under the Securities Act and may be not resold by the holders unless such securities are registered as required under the Securities Act and state securities laws.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 25

The Reorganized Debtor will be a reporting company under the Securities Act, and as such affiliates of the Debtor will be subject to additional restrictions on the transfer of the Preferred and Common Stock. The Debtor does intend to register 1,000,000 shares of the newly issued Common Stock.

                           X. CONFIRMATION OF THE PLAN

A.   SOLICITATION OF VOTES; VOTING PROCEDURES.

     1.   BALLOTS AND VOTING DEADLINES

     A ballot to be used for voting to accept or reject the Plan, together with a postage-paid return envelope, is enclosed with all copies of this Disclosure Statement mailed to all holders of Claims entitled to vote.

     The Bankruptcy Court has directed that, in order to be counted for voting purposes, ballots for the acceptance or rejection of the Plan must be received no later than 4:00 p.m., Central Time, on ___________, 2002, at the following address:

                                 Paul B. Geilich
                           Looper Reed & McGraw, P.C.
                             4100 Thanksgiving Tower
                                 1601 Elm Street
                               Dallas, Texas 75201
                       Tel: 214-954-4135 Fax 214-953-1332

YOUR BALLOT WILL NOT BE COUNTED IF IT IS RECEIVED AT THE ABOVE ADDRESS AFTER 4:00 P.M., CENTRAL TIME, ON ________________, 2002.

     2.   Parties Entitled to Vote

     Any holder of a Class 1 or Class 4 Claim against the Debtor on the date on which the order is entered approving the Disclosure Statement, whose Claim has not previously been disallowed by the Bankruptcy Court, is entitled to vote to accept or reject the Plan, if (i) such holder's Claim has been scheduled by the Debtor (and such Claim is not scheduled as disputed, contingent, or unliquidated) or (ii) such holder has filed a proof of claim on or before the Bar Date. Any Claim as to which an objection has been filed is not entitled to vote, unless the Bankruptcy Court, upon motion of the holder of said Claim, temporarily allows such Claim in an amount that it deems proper for the purpose of voting on the Plan. Any such motion must be heard and determined by the Bankruptcy Court on or before commencement of the Confirmation Hearing. A vote may be disregarded if the Bankruptcy Court determines, after notice and a hearing, that such vote was not solicited or procured in good faith or in accordance with the provisions of the Bankruptcy Code.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 26

B.   CONFIRMATION HEARING.

     Section 1128(a) of the Bankruptcy Code requires the Bankruptcy Court, after notice, to hold a hearing on confirmation of a plan. By order of the Bankruptcy Court, the Confirmation Hearing has been scheduled for ___________, 2002, at ____ _.m., Central Time, in the Courtroom of the Honorable Barbara J. Houser, United States Bankruptcy Judge, _____________________, Fort Worth, Texas. The Confirmation Hearing may be adjourned from time to time by the Bankruptcy Court without further notice except for an announcement made at the Confirmation Hearing or any adjournment thereof.

     Section 1128(b) of the Bankruptcy Code provides that any party in interest may object to confirmation of a plan. Any objection to Confirmation of the Plan must be made in writing and filed with the Bankruptcy Court on or before _______________, 2002, at the following address:

                               Office of the Clerk
                              U.S. Bankruptcy Court
                              501 W. 10th, Room 147
                              Fort Worth, TX 76102

     In addition, any such objection must be served upon the following parties, together with proof of service, on or before _________________, 2002:

                                 Paul B. Geilich
                           Looper Reed & McGraw, P.C.
                             4100 Thanksgiving Tower
                                 1601 Elm Street
                               Dallas, Texas 75201
                       Tel: 214-954-4135 Fax 214-953-1332

                                Robert Schleizer
                                 PawnMart, Inc.
                         2175 Old Concord Rd., Suite 200
                                Smyrna, GA 30080

     OBJECTIONS TO CONFIRMATION OF THE PLAN ARE GOVERNED BY BANKRUPTCY RULE 9014. UNLESS AN OBJECTION TO CONFIRMATION IS TIMELY SERVED AND FILED, IT WILL NOT BE CONSIDERED BY THE BANKRUPTCY COURT.

C.   REQUIREMENTS FOR CONFIRMATION OF THE PLAN.

     At the Confirmation Hearing, the Bankruptcy Court must determine whether the Bankruptcy Code's requirements for Confirmation of the Plan as set forth in section 1129 of the Bankruptcy Code have been satisfied, in which event the Bankruptcy Court will enter an order confirming the Plan.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 27

     The Debtor believes that the Plan satisfies all the statutory requirements of Chapter 11 of the Bankruptcy Code, that the Debtor has complied or will have complied with all the requirements of Chapter 11, and that the Plan is proposed in good faith.

     The Debtor believes that holders of all Allowed Claims and Interests under the Plan will receive payments or value under the Plan having a present value as of the Effective Date not less than the amounts to be received if the Debtor were liquidated in a case under Chapter 7 of the Bankruptcy Code. At the Confirmation Hearing, the Bankruptcy Court will determine whether holders of Allowed Claims or Allowed Interests would receive greater distributions under the Plan than they would receive in a liquidation under chapter 7. Attached hereto as EXHIBIT "C" is a Liquidation Analysis prepared by the Debtor, containing the Debtor's best estimates as to the liquidation values of its assets and the expected recovery by creditors in that event. This analysis confirms the Debtor's belief that holders of all Allowed Claims and Interests will receive payments or value under the Plan of at least as much as they would receive in a liquidation case.

     The Debtor also believes that the feasibility requirement for confirmation of the Plan is satisfied based upon the Debtor's financial projections, attached hereto as EXHIBIT "D". These projections confirm the Debtor's belief that it can continue to operate in a profitable manner and pay its creditors according to the Plan. These facts and others demonstrating the feasibility of the Plan will be shown at the Confirmation Hearing.

D.   CRAMDOWN.

     In the event that any impaired Class of Claims or Interests does not accept the Plan, the Bankruptcy Court may still confirm the Plan at the request of the Debtor if, as to each Claims Class which has not accepted the Plan, the Bankruptcy Court determines that the Plan "does not discriminate unfairly" and is "fair and equitable" with respect to that Class. A plan of reorganization "does not discriminate unfairly" within the meaning of the Bankruptcy Code if no Class receives more than it is legally entitled to receive for its Claims or equity interests.

     In the event that one or more Classes of Claims rejects the Plan, the Bankruptcy Court will determine at the Confirmation Hearing whether the Plan is fair and equitable with respect to, and does not discriminate unfairly against, any rejecting Claims Class of Claims. For the reasons set forth above, the Debtor believes the Plan does not discriminate unfairly against, and is fair and equitable with respect to, each Class of Claims or Interests.

                                XI. RISK FACTORS

     The following is intended as a summary of certain risks associated with the Plan, but it is not exhaustive and must be supplemented by the analysis and evaluation made by each holder of a Claim or Interest of the Plan and this Disclosure Statement as a whole with such holder's own advisors.

A.   VARIANCE FROM PROJECTIONS.

     The Debtor's financial projections are estimates of Debtor's management and professionals based on what they currently believe are reasonable assumptions of future markets

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 28 for the services and goods sold by the Reorganized Debtor. Actual results will vary from projections and such variations may be material and adverse. The financial projections are further based upon certain assumptions regarding the tax consequences of the Plan. There can be no assurance that those assumptions will prove to be valid and the effect on the projections may be material and adverse.

     In preparing the projections contained in Exhibit "D", the Debtor analyzed the Company's historical operations by store, the impact of more restrictive lending policies, the impact of turnover due to the bankruptcy filing, market conditions, competitors results and projections. The accuracy of the projections attached as Exhibit "D" is dependent upon the Debtor's ability to estimate future demand for its loans and sales to its borrowers and customers. Every effort has been made to be conservative in the development of revenue projections and associated direct costs, overhead, and other administrative costs used in such projections. However, market conditions change and costs charged by the Debtor's suppliers may change to adversely affect these projections.

     CONSEQUENTLY, NO ASSURANCE IS GIVEN CONCERNING THE DEBTOR'S ABILITY TO OBTAIN THE PROJECTED RESULTS OF OPERATIONS AS SHOWN IN EXHIBIT "D".

B.   ECONOMIC FACTORS AND ABILITY TO SERVICE DEBT.

     Although financial projections for the Reorganized Debtor indicate that there will be sufficient cash flow from operations to pay real dividends, such projections are subject to and dependent upon future economic conditions, in general, and economic conditions in the pawn shop industry, in particular. If operating results and cash flows are not sufficient, funds will have to be derived from alternative sources, such as assets sales, additional borrowings, or reductions in capital expenditures. Unfavorable conditions in the financial markets and in the industry and various other factors may limit the ability of the Reorganized Debtor to successfully undertake such actions. In addition, no assurance can be given as to the availability of alternative sources of capital. Any utilization of alternative sources or funds or reductions in essential capital expenditures may impair the competitive position of the Reorganized Debtor, reduce its profits and cash flows or have other adverse consequences, including the imposition of burdensome covenants, security interests, or other obligations, increasing the risk of defaults and other unforeseeable consequences that could be adverse to the holders of the Reorganized Debtor's securities.

C.   BANKRUPTCY RISKS.

     1.   INSUFFICIENT ACCEPTANCES

     Only Class 1 and 4 Claims will be given the opportunity to vote to accept or reject the Plan. For the Plan to be confirmed, it must be accepted by at least two-thirds (2/3) in amount and more than one-half (1/2) in number of the Claims actually voting on the Plan. Only those Claimants who vote to accept or reject the Plan will be counted for voting purposes.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 29

     The Debtor reserves the right to request Confirmation pursuant to the cramdown provisions in Section 1129(b) of the Bankruptcy Code, which will allow Confirmation of the Plan regardless of the fact that a particular Class of Claims or Interests has not accepted the Plan. However, there can be no assurance that the Plan will be accepted or that the Debtor would be able to use the cramdown provisions of the Bankruptcy Code for Confirmation of the Plan.

     Class 5 Interests receive no consideration under the Plan and are presumed to have rejected the Plan. The Debtor will seek to confirm the Plan pursuant to the cramdown provisions of Section 1129(b) of the Bankruptcy Code with regard to Class 5 Interests.

     2.   CONFIRMATION RISKS

     The following specific risks exist with respect to Confirmation of the
Plan:

     (a) Any objection to the Plan filed in the Chapter 11 case by a member of a Class of Claims or Interests can either prevent Confirmation of the Plan, or delay such Confirmation for a significant period of time.

     (b) Since the Debtor may be seeking to obtain approval of the Plan over the rejection of one or more Classes of Claims or Interests, the cramdown process could delay Confirmation.

                        XII. ALTERNATIVES TO CONFIRMATION
                          AND CONSUMMATION OF THE PLAN

     The Debtor has evaluated several reorganization alternatives to the Plan, including the Chapter 7 liquidation of the Debtor. After studying these alternatives, the Debtor concluded that the Plan is the best alternative and will maximize recoveries by holders of Claims, assuming Confirmation and consummation of the Plan. The following discussion provides a summary of the Debtor's analysis leading to its conclusion that the Plan will provide the highest value to holders of Claims.

A.   CHAPTER 7 LIQUIDATION ALTERNATIVE.

     The Debtor has analyzed whether a Chapter 7 liquidation of the assets of the Debtor would be in the best interest of holders of Claims. That analysis reflects that a liquidation value is materially lower than the value that may be realized through the Plan. The Debtor further believes that, given Comerica's and Hulen's lien positions, a liquidation in Chapter 7 would result in substantial diminution in the value to be realized by holders of Claims because of (i) additional administrative expenses involved in the appointment of a trustee or trustees, attorneys, accountants, and other professionals to assist such trustee(s) in the case of a Chapter 7 proceeding; (ii) the substantial time that would elapse before creditors would receive any distribution in respect of their Claims and (iii) substantially all recoveries would benefit only Comerica and Hulen and not Unsecured Creditors. Consequently, the Debtor believes that the Plan provides a substantially greater return to holders of Claims than would a Chapter 7 liquidation.

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 30

     All the Assets of the Debtor, including but not limited to accounts receivable, inventory, and cash accounts, are pledged to Comerica and Hulen as collateral for their Claims. If the Debtor is forced to liquidate under Chapter 7 of the Bankruptcy Code, Comerica, and possibly Hulen, would receive some payment of their claims through liquidation of Debtor's assets. However, it is estimated that the proceeds from liquidation of the Assets would be insufficient to pay any of the Priority Tax Claims or Unsecured Claims. Please see the Liquidation Analysis attached hereto as EXHIBIT C and incorporated herein by reference.

     THE DEBTOR URGES YOU TO CAREFULLY REVIEW THE LIQUIDATION ANALYSIS ATTACHED HERETO AS EXHIBIT C WITH YOUR LEGAL COUNSEL AND FINANCIAL ADVISOR PRIOR TO VOTING ON THE PLAN.

B.   ALTERNATIVES IF PLAN IS NOT CONFIRMED.

     If the Plan is not confirmed, the Debtor, or any other party in interest in the Case, could attempt to formulate and propose a different plan or plans of reorganization. Such plan(s) might involve either a reorganization and continuation of the Debtor's business, a sale of the Debtor's business as a going concern, an orderly liquidation of the Debtor's assets, or a combination thereof. Further, if no plan of reorganization can be confirmed, the Case may be converted to a liquidation proceeding under Chapter 7 of the Bankruptcy Code. In a Chapter 7 case, a trustee or trustees would be elected or appointed to liquidate the assets of the Debtor. The proceeds of the liquidation would be distributed to the creditors of the Debtor in accordance with the priorities established by the Bankruptcy Code after payment of a commission to the trustee.

                                XIII. CONCLUSION

     The Debtor urges holders of Claims to vote to ACCEPT the Plan and to promptly return their ballots so that they will be received on or before 4:00 P.M., Central Time, on ____________, 2002.

     SUBMITTED to this Court this 3rd day of April, 2002.

                                            PAWNMART, INC.

                                            By:  /s/ Robert Schleizer
                                                 -------------------------------
                                                     Robert Schleizer,
                                                     Chief Financial Officer and
                                                     Executive Vice-President

DEBTOR'S FIRST AMENDED DISCLOSURE STATEMENT - Page 31

List of exhibits to Debtor's First Amended Disclosure Statement dated April 3, 2002 which are not filed herewith:

     EXHIBIT                       DESCRIPTION

        A        Debtor's First Amended Plan of Reorganization (filed as
                 Exhibit 99.2 to Form 8-K dated May 20, 2002)
        B        Filed herewith
        C        Filed herewith
        D        Filed herewith
        E        Filed herewith
        F        Filed herewith

The registrant will furnish supplementally a copy of any omitted exhibit to the Securities and Exchange Commission upon request.

                                                                       EXHIBIT B

                                                        MONTHLY OPERATING REPORT

CASE  NAME:     PAWNMART, INC.                          ACCRUAL BASIS

CASE  NUMBER:   01-44957-BJH-11                         02/13/95, RWD, 2/96

JUDGE:          HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                               FORT WORTH DIVISION

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: March 2, 2002      FISCAL FEBRUARY 2002

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Robert W. Schleizer                        EVP & Chief Financial Officer
---------------------------------------        ---------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY               TITLE

Robert W. Schleizer                            March 22, 2002
---------------------------------------        ---------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                          DATE


PREPARER:

/s/ Robert W. Schleizer                        EVP & Chief Financial Officer
---------------------------------------        ---------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                        TITLE

Robert W. Schleizer                            March 22, 2002
---------------------------------------        ---------------------------------
PRINTED NAME OF PREPARER                                  DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME:     PAWNMART, INC                            ACCRUAL BASIS-1

CASE  NUMBER:  01-44957-BJH-11                          02/13/95, RWD, 2/96

COMPARATIVE  BALANCE  SHEET

--------------------------------------------------------------------------------------------------------------------------------
                                              SCHEDULE            MONTH                MONTH                     MONTH
                                                              ------------------------------------------------------------------
ASSETS                                         AMOUNT          December 2001        January 2002              February 2002
--------------------------------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                      $    806,655         $    167,287        $    178,487              $     151,199
--------------------------------------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                             $     70,241        $    265,743              $     214,371
--------------------------------------------------------------------------------------------------------------------------------
3.   TOTAL CASH                             $    806,655         $    237,528        $    444,230              $     365,570
--------------------------------------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)              $  5,735,869         $  3,551,783        $  3,397,618              $   3,067,675
--------------------------------------------------------------------------------------------------------------------------------
5.   INVENTORY                              $  3,913,012         $  3,190,735        $  3,113,122              $   2,852,658
--------------------------------------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                       $          0
--------------------------------------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                       $     81,997         $    325,301        $    277,867              $     269,161
--------------------------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH  LIST)                   $     65,000         $     15,000        $     15,000              $      15,000
--------------------------------------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS                   $ 10,602,533         $  7,320,347        $  7,247,837              $   6,570,064
--------------------------------------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT            $  4,896,725         $  3,823,579        $  3,840,535              $   3,710,551
--------------------------------------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLET+E27ION           $  3,189,421         $  2,774,482        $  2,819,901              $   2,804,250
--------------------------------------------------------------------------------------------------------------------------------
12.  NET  PROPERTY,  PLANT  &
     EQUIPMENT                              $  1,707,304         $  1,049,097        $  1,020,634              $     906,301
--------------------------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                      $     50,000         $          0        $          0              $           0
--------------------------------------------------------------------------------------------------------------------------------
14.  OTHER  ASSETS  -  NET  OF
     AMORTIZATION  (ATTACH  LIST)           $  1,444,839         $  1,412,265        $  1,404,099              $   1,402,444
--------------------------------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                                         $     28,473        $     28,473              $      28,473
--------------------------------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                           $ 13,804,676         $  9,810,182        $  9,701,043              $   8,907,282
--------------------------------------------------------------------------------------------------------------------------------
POSTPETITION  LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                            $     40,089        $     86,253              $      37,647
--------------------------------------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                               $     75,739        $     46,748              $      97,931
--------------------------------------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                               $     22,772        $     22,772              $      19,193
--------------------------------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                                           $     54,951        $     78,266              $     102,688
--------------------------------------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                                $    600,000        $    600,000              $     600,000
--------------------------------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH  LIST)                                        $    287,854        $    236,649              $     250,097
--------------------------------------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                                 $  1,081,405        $  1,070,689              $   1,107,556
--------------------------------------------------------------------------------------------------------------------------------
PREPETITION  LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
24.  SECURED DEBT                           $  6,904,834         $  3,629,846        $  3,670,408              $   2,977,919
--------------------------------------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                          $    688,014         $    631,779        $    631,779              $     621,975
--------------------------------------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                         $ 11,602,979         $ 11,677,446        $ 11,677,446              $  11,677,446
--------------------------------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                    $    777,875         $     28,885        $     28,885              $       3,309
--------------------------------------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION  LIABILITIES         $ 19,973,702         $ 15,967,956        $ 16,008,518              $  15,280,649
--------------------------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                      $ 19,973,702         $ 17,049,362        $ 17,079,207              $  16,388,205
--------------------------------------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY             $ (6,169,026)        $ (6,169,026)       $ (6,095,550)             $  (6,095,550)
--------------------------------------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                            $   (978,993)       $ (1,117,978)             $  (1,220,736)
--------------------------------------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)                                        $   (164,637)       $   (164,636)             $    (164,637)
--------------------------------------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                           $ (6,169,026)        $ (7,312,656)       $ (7,378,164)             $  (7,480,923)
--------------------------------------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES  &
     OWNERS' EQUITY                         $ 13,804,676         $  9,736,705        $  9,701,043              $   8,907,282
--------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE  NAME:      PAWNMART, INC                          ACCRUAL BASIS-2

CASE  NUMBER:    01-44957-BJH-11                        02/13/95, RWD, 2/96

INCOME STATEMENT

-----------------------------------------------------------------------------------------------------------------------------
                                                   MONTH                  MONTH               MONTH               QUARTER
                                             ------------------------------------------------------------------
REVENUES                                   December 2001          January 2002        February 2002                TOTAL
-----------------------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                           $     1,760,897          $ 1,155,633          $ 1,290,298         $ 4,206,828
-----------------------------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS
-----------------------------------------------------------------------------------------------------------------------------
3.  NET REVENUE                              $     1,760,897          $ 1,155,633          $ 1,290,298         $ 4,206,828
-----------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------------------------
4.  MATERIAL                                 $       886,130          $   548,136          $   668,526         $ 2,102,792
-----------------------------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                             $       423,485          $   299,047          $   289,408         $ 1,011,940
-----------------------------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                          $        83,526          $    99,902          $    74,932         $   258,360
-----------------------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                 $     1,393,141          $   947,085          $ 1,032,866         $ 3,373,092
-----------------------------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                             $       367,756          $   208,548          $   257,432         $   833,736
-----------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES                                                                              277867
-----------------------------------------------------------------------------------------------------------------------------
9.  OFFICER / INSIDER COMPENSATION           $        60,310          $    38,457          $    32,615         $   131,382
-----------------------------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                      $             0          $     1,371          $         0         $     1,371
-----------------------------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                 $        39,897          $    49,550          $    29,603         $   119,050
-----------------------------------------------------------------------------------------------------------------------------
12. RENT & LEASE                             $       121,035          $   132,459          $   104,533         $   358,027
-----------------------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                                                                                        $         0
-----------------------------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                 $       221,242          $   221,837          $   166,751         $   609,830
-----------------------------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                         $       146,514          $   (13,289)         $    90,681         $   223,906
-----------------------------------------------------------------------------------------------------------------------------
OTHER  INCOME  &  EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT.  LIST)                                                                          $         0
-----------------------------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT.  LIST)       $       387,906          $    (7,400)         $    83,754         $   464,260
-----------------------------------------------------------------------------------------------------------------------------
18. INTEREST  EXPENSE                        $        38,599          $    33,770          $    29,410         $   101,779
-----------------------------------------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION                 $        40,560          $    39,325          $    34,265         $   114,150
-----------------------------------------------------------------------------------------------------------------------------
20. AMORTIZATION                             $         8,166          $     8,166          $         0         $    16,332
-----------------------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                                                                                        $         0
-----------------------------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES              $       475,231          $    73,861          $   147,429         $   696,521
-----------------------------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL  FEES                       $        22,585          $    51,835          $    26,010         $   100,430
-----------------------------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                               750+F230          $         0          $     5,000         $     5,000
-----------------------------------------------------------------------------------------------------------------------------
25. OTHER (Deleware Franchise Tax Accrual)   $             0          $         0          $    15,000         $    15,000
-----------------------------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES            $        22,585          $    51,835          $    46,010         $   120,430
-----------------------------------------------------------------------------------------------------------------------------
27. INCOME TAX
-----------------------------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                        $      (351,302)         $  (138,985)         $  (102,758)        $  (593,045)
-----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE  NAME:    PAWNMART, INC                            ACCRUAL BASIS-3

CASE  NUMBER:  01-44957-BJH-11                          02/13/95, RWD, 2/96

---------------------------------------------------------------------------------------------------------------------------------
CASH  RECEIPTS  AND                                          MONTH                 MONTH              MONTH             QUARTER
                                                     -----------------------------------------------------------------
DISBURSEMENTS                                            December 2001          January 2002        February 2002        TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                                281,295                237,528             444,230         281,295
---------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                             1,775,071            $ 1,160,679         $ 1,318,028       4,253,778
---------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                                    -                      -                   -               -
---------------------------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                            (674,434)              (292,204)            (21,213)       (987,851)
---------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                               1,100,637                868,475           1,296,815       3,265,927
---------------------------------------------------------------------------------------------------------------------------------
    NON - OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH  LIST)                         (700,817)                40,652            (696,069)     (1,356,234)
---------------------------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                           438,293            $     7,650         $         0         445,943
---------------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH  LIST)                                           -            $         0                                   -
---------------------------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                            (262,524)                48,302            (696,069)       (910,291)
--------------------------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                                           838,114                916,777             277,867       2,032,758
--------------------------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                                   1,119,409              1,154,305             722,097       2,995,811
---------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                              404,461            $   250,961         $   230,229         885,651
---------------------------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                       130,516            $    85,345         $    83,496         299,357
---------------------------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                             69,592            $   110,486         $    45,362         225,440
---------------------------------------------------------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES                                114,660            $   111,382         $   115,590         341,632
---------------------------------------------------------------------------------------------------------------------------------
16. UTILITIES (includes phone charges)                        32,511            $    27,595         $    81,542         141,648
---------------------------------------------------------------------------------------------------------------------------------
17. INSURANCE                                                    721            $    36,362         $       182          37,265
---------------------------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                                       45,909            $         0         $    34,994          80,903
---------------------------------------------------------------------------------------------------------------------------------
19. VEHICLE  EXPENSES                                              -            $       503         $     8,180           8,683
---------------------------------------------------------------------------------------------------------------------------------
20. TRAVEL                                                    10,150            $     6,095         $     9,550          25,795
---------------------------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                              3,000            $        32         $       408           3,440
---------------------------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                                        715            $     6,980         $    14,309          22,004
---------------------------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                                   3,976            $    14,148         $    30,493          48,617
---------------------------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                                  295            $       144         $         0             439
---------------------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH  LIST)                                      50,136            $    34,806         $    20,595         105,537
---------------------------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                            867,643                684,839             674,930       2,227,412
---------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                                         14,238            $    17,736         $     4,476          36,450
---------------------------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                                              -            $     7,500         $         0           7,500
---------------------------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                             14,238            $    25,236         $     4,476          43,950
---------------------------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                                      881,881                710,075             679,406         679,406
---------------------------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                                            (43,767)               206,702            (401,539)       (238,603)
---------------------------------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                                      237,528                444,230              42,691          42,691
---------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE  NAME:     PAWNMART, INC                           ACCRUAL BASIS-4

CASE  NUMBER:   01-44957-BJH-11                         02/13/95, RWD, 2/96

                                                 SCHEDULE              MONTH                MONTH                 MONTH
                                                               ---------------------------------------------------------------
ACCOUNTS  RECEIVABLE  AGING                       AMOUNT               Dec-02               Jan-02                Feb-02
------------------------------------------------------------------------------------------------------------------------------
1.  0-30                                                            $ 2,297,692           $ 2,260,835           $ 2,027,785
------------------------------------------------------------------------------------------------------------------------------
2.  31-60                                                           $   883,293           $   811,251           $   739,488
------------------------------------------------------------------------------------------------------------------------------
3.  61-90                                                           $   316,598           $   267,289           $   249,467
------------------------------------------------------------------------------------------------------------------------------
4.  91+                                                             $    54,200           $    58,243           $    50,935
------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                    $    0             $ 3,551,783           $ 3,397,618           $ 3,067,675
------------------------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE
------------------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                    $    0             $ 3,551,783           $ 3,397,618           $ 3,067,675
------------------------------------------------------------------------------------------------------------------------------

                                                            277867
AGING  OF  POSTPETITION  TAXES  AND  PAYABLES              MONTH:        Feb-02

                                                   0-30                  31-60                 61-90           91+
TAXES  PAYABLE                                     DAYS                  DAYS                  DAYS            DAYS       TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.  FEDERAL
----------------------------------------------------------------------------------------------------------------------------------
2.  STATE
----------------------------------------------------------------------------------------------------------------------------------
3.  LOCAL
----------------------------------------------------------------------------------------------------------------------------------
4.  SALES TAX                                    $ 51,103
----------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL  TAXES  PAYABLE                        $ 51,103               $     0               $     0        $     0     $ 51,103
----------------------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS  PAYABLE                            $ 23,580               $ 5,191               $ 5,318        $ 3,558     $ 37,647
----------------------------------------------------------------------------------------------------------------------------------

STATUS  OF  POSTPETITION  TAXES                             MONTH:        Feb-02

                                                BEGINNING             AMOUNT                                       ENDING
                                                  TAX               WITHHELD AND/            AMOUNT                 TAX
FEDERAL                                         LIABILITY*           0R ACCRUED               PAID                LIABILITY
------------------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                               $       0            $   26,269             $  26,269             $       0
------------------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                             $       0            $   22,100             $  22,100             $       0
------------------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                             $   5,372            $   22,337             $  22,100             $   5,609
------------------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                $     480            $    1,761             $   1,842             $     399
------------------------------------------------------------------------------------------------------------------------------
5.  INCOME                                      $       0                                                         $       0
------------------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                         $       0                                                         $       0
------------------------------------------------------------------------------------------------------------------------------
7.  TOTAL  FEDERAL  TAXES                       $   5,852            $   72,466             $  72,310             $   6,008
------------------------------------------------------------------------------------------------------------------------------
STATE  AND  LOCAL
------------------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                                      $    8,709             $   8,709             $       0
------------------------------------------------------------------------------------------------------------------------------
9.  SALES                                       $  46,748                48,343                43,988             $  51,103
------------------------------------------------------------------------------------------------------------------------------
10. EXCISE                                                                    -                     -             $       0
------------------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                $     270            $    1,096             $   1,122             $     244
------------------------------------------------------------------------------------------------------------------------------
12. REAL  PROPERTY                                                                                                $       0
------------------------------------------------------------------------------------------------------------------------------
13. PERSONAL  PROPERTY                          $  18,067            $    7,508             $       0             $  25,575
------------------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                              $   15,000                                   $  15,000
------------------------------------------------------------------------------------------------------------------------------
15. TOTAL  STATE  &  LOCAL                      $  65,085            $   80,657             $  53,819             $  91,922
------------------------------------------------------------------------------------------------------------------------------
16. TOTAL  TAXES                                $  70,937            $  153,123             $ 126,129             $  97,931
------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME:     PAWNMART, INC                            ACCRUAL BASIS-5

CASE NUMBER:   01-44957-BJH-11                          02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH:         Feb-02

BANK  RECONCILIATIONS
                                              Account #1              Account #2              Account #3
--------------------------------------------------------------------------------------------------------------------------------
A.    BANK:                                    COMERICA                COMERICA                COMERICA
-----------------------------------------------------------------------------------------------------------------
B.    ACCOUNT NUMBER:                         1851334100              1851334118                277867                TOTAL
-----------------------------------------------------------------------------------------------------------------
C.    PURPOSE (TYPE):                       OPERATING -DIP           PAYROLL - DIP         MERC CLRG- DIP*
--------------------------------------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT            $        64,957          $     117,794         $            0           $  182,751
--------------------------------------------------------------------------------------------------------------------------------
2.    ADD: TOTAL  DEPOSITS NOT CREDITED     $        10,000          $      10,000         $       13,021           $   33,021
--------------------------------------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS          $       222,867          $      10,363                                  $  233,230
--------------------------------------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS               $        (4,288)         $     (90,413)        $            0           $  (94,701)
--------------------------------------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS           $      (152,198)         $      27,018         $       13,021           $ (112,159)
--------------------------------------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN                   102916                  16304               n/a
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
                                                 DATE OF                 TYPE OF                PURCHASE            CURRENT
BANK, ACCOUNT NAME & NUMBER                      PURCHASE               INSTRUMENT               PRICE               VALUE
-------------------------------------------------------------------------------------------------------------------------------
7.
-------------------------------------------------------------------------------------------------------------------------------
8.
-------------------------------------------------------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL  INVESTMENTS                                                                         $     0            $       0
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------
CASH
-------------------------------------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                                           $ 151,199
-------------------------------------------------------------------------------------------------------------------------------
13.   TOTAL  CASH  -  END  OF MONTH                                                                              $  39,040
-------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME:    PAWNMART, INC                             ACCRUAL BASIS-5

CASE NUMBER:  01-44957-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                           MONTH:         Feb-02

BANK RECONCILIATIONS
                                                Account #4              Account #5              Account #6
-----------------------------------------------------------------------------------------------------------------------------------
A.   BANK:                                      COMERICA                COMERICA               SOUTHTRUST
-------------------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                          1851334134              1851334126               70992861                 TOTAL
-------------------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                        TELECHECK - DIP*         LOC-CLRING-DIP*        DEPOSITORY-DIP*
-----------------------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT             $             0          $       71,147         $       31,823           $  102,969
-----------------------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED       $         4,928          $            0         $      127,424           $  132,352
-----------------------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                                                                                    $        0
-----------------------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                $             0          $            0         $       (3,650)          $   (3,650)
-----------------------------------------------------------------------------------------------------------------------------------
5.   MONTH END  BALANCE PER BOOKS           $         4,928          $       71,147         $      155,596           $  231,672
-----------------------------------------------------------------------------------------------------------------------------------
6.   NUMBER OF LAST CHECK WRITTEN                  n/a                     n/a                    n/a
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS

                                                 DATE OF                 TYPE OF                PURCHASE                 CURRENT
BANK, ACCOUNT NAME & NUMBER                     PURCHASE               INSTRUMENT                PRICE                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------------------------
11.  TOTAL  INVESTMENTS                                                                      $            0           $         0
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                                 $         0
------------------------------------------------------------------------------------------------------------------------------------
13.  TOTAL  CASH  -  END  OF MONTH                                                                                    $   231,672
------------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME:           PAWNMART, INC                      ACCRUAL BASIS-5

CASE NUMBER:         01-44957-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:    Feb-02

BANK RECONCILIATIONS
                                                   Account #7        Account #8         Account #9
------------------------------------------------------------------------------------------------------------------
A.   BANK:                                         SOUTHTRUST         REGIONS             REGIONS
-------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                                70991541         8309320318          8309320326       TOTAL
-------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                              OPERATING -DIP   DEPOSITORY - DIP*   OPERATING -DIP
------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                       $   46,057          $   10,319        $   9,203   $   65,579
------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                                     $   26,950                    $   26,950
------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                                                                       $        0
------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                                                                            $    2,340
------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                      $   46,057          $   39,609        $   9,203   $   94,869
------------------------------------------------------------------------------------------------------------------

6.   NUMBER OF LAST CHECK WRITTEN                           0900              n/a             none
------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
------------------------------------------------------------------------------------------------------------------
                                                     DATE OF          TYPE OF            PURCHASE        CURRENT
BANK ACCOUNT NAME & NUMBER                          PURCHASE        INSTRUMENT             PRICE          VALUE
------------------------------------------------------------------------------------------------------------------
7.
------------------------------------------------------------------------------------------------------------------
8.
------------------------------------------------------------------------------------------------------------------
9.
------------------------------------------------------------------------------------------------------------------
10.
------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                     $       0    $        0
------------------------------------------------------------------------------------------------------------------

----------------------------------------
CASH
------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                   $        0
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                          $   94,869
------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME:           PAWNMART, INC                      ACCRUAL BASIS-5

CASE NUMBER:         01-44957-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:    Feb-02

BANK RECONCILIATIONS
                                                    Account #10         Account #11       Account #12
--------------------------------------------------------------------------------------------------------------------
A.   BANK:                                           SOUTHTRUST       BANK OF AMERICA
--------------------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                                  92189058           4772917304                          TOTAL
--------------------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                                 OPERATING           TELECHECK
--------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                   $           0       $           (11)                   $      (11)
--------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                                                                    $        0
--------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                                                                        $        0
--------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                                                                             $        0
--------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                  $           0       $           (11)                   $      (11)
--------------------------------------------------------------------------------------------------------------------
                                                 prepetion account-  prepetion account
                                                 no checks written   no checks written
6.   NUMBER OF LAST CHECK WRITTEN                post petition       post petition
--------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
                                                     DATE OF            TYPE OF            PURCHASE        CURRENT
BANK ACCOUNT NAME & NUMBER                          PURCHASE          INSTRUMENT             PRICE          VALUE
--------------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                     $       0    $        0
--------------------------------------------------------------------------------------------------------------------

----------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                     $        0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                            $      (11)
--------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME:           PAWNMART, INC                      ACCRUAL BASIS-5

CASE NUMBER:         01-44957-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:    Feb-02

-------------------------------------------------
BANK RECONCILIATIONS
                                                    Account #13        Account #14       Account #15
--------------------------------------------------------------------------------------------------------------------
A.   BANK:
---------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                                                                                        TOTAL
---------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):
--------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                                                                           $        0
--------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                                                                     $        0
--------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                                                                         $        0
--------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                                                                              $        0
--------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                     $          0         $        0                      $        0
--------------------------------------------------------------------------------------------------------------------

6.   NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
                                                     DATE OF            TYPE OF            PURCHASE        CURRENT
BANK ACCOUNT NAME & NUMBER                          PURCHASE          INSTRUMENT             PRICE          VALUE
--------------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                       $       0    $        0
--------------------------------------------------------------------------------------------------------------------

---------------------------------
CASH
--------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                     $        0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                            $        0
--------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME:           PAWNMART, INC                      ACCRUAL BASIS-5

CASE NUMBER:         01-44957-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:    Feb-02

BANK RECONCILIATIONS
                                                    Account #16         Account #17       Account #18
--------------------------------------------------------------------------------------------------------------------
A.   BANK:
---------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                                                                                        TOTAL
---------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):
--------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                                                                           $        0
--------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                                                                     $        0
--------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                                                                         $        0
--------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                                                                              $        0
--------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                                                                          $        0
--------------------------------------------------------------------------------------------------------------------

6.   NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
                                                     DATE OF            TYPE OF            PURCHASE        CURRENT
BANK ACCOUNT NAME & NUMBER                          PURCHASE          INSTRUMENT             PRICE          VALUE
--------------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                     $       0     $        0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                     $        0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                            $        0
--------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME:           PAWNMART, INC                      ACCRUAL BASIS-5

CASE NUMBER:         01-44957-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:    Feb-02

BANK RECONCILIATIONS
                                                    Account #17         Account #18       Account #19
--------------------------------------------------------------------------------------------------------------------
A.   BANK:
--------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                                                                                       TOTAL
--------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):
--------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                                                                          $        0
--------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                                                                    $        0
--------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                                                                        $        0
--------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                                                                             $        0
--------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                                                                         $        0
--------------------------------------------------------------------------------------------------------------------

6.   NUMBER OF LAST CHECK WRITTEN
--------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
--------------------------------------------------------------------------------------------------------------------
                                                     DATE OF            TYPE OF            PURCHASE        CURRENT
BANK ACCOUNT NAME & NUMBER                          PURCHASE          INSTRUMENT             PRICE          VALUE
--------------------------------------------------------------------------------------------------------------------
7.
--------------------------------------------------------------------------------------------------------------------
8.
--------------------------------------------------------------------------------------------------------------------
9.
--------------------------------------------------------------------------------------------------------------------
10.
--------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                     $       0      $        0
--------------------------------------------------------------------------------------------------------------------

------------------------------------
CASH
--------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                     $        0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                            $        0
--------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME:           PAWNMART, INC                      ACCRUAL BASIS-5

CASE NUMBER:         01-44957-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                      MONTH:    Feb-02

BANK RECONCILIATIONS
                                                    Account #20         Account #21       Account #22
-----------------------------------------------------------------------------------------------------------------------
A.   BANK:
-------------------------------------------------------------------------------------------------------
B.   ACCOUNT NUMBER:                                                                                         TOTAL
-------------------------------------------------------------------------------------------------------
C.   PURPOSE (TYPE):                                                                                      ALL ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------
1.   BALANCE PER BANK STATEMENT                                                                           $    534,040
-----------------------------------------------------------------------------------------------------------------------
2.   ADD: TOTAL DEPOSITS NOT CREDITED                                                                     $    225,344
-----------------------------------------------------------------------------------------------------------------------
3.   SUBTRACT: OUTSTANDING CHECKS                                                                         $    466,461
-----------------------------------------------------------------------------------------------------------------------
4.   OTHER RECONCILING ITEMS                                                                              $   (190,711)
-----------------------------------------------------------------------------------------------------------------------
5.   MONTH END BALANCE PER BOOKS                                                                          $ 214,370.91
-----------------------------------------------------------------------------------------------------------------------

6.   NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------
                                                     DATE OF            TYPE OF            PURCHASE          CURRENT
BANK ACCOUNT NAME & NUMBER                          PURCHASE          INSTRUMENT             PRICE            VALUE
-----------------------------------------------------------------------------------------------------------------------
7.
-----------------------------------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                     $       0      $        0
-----------------------------------------------------------------------------------------------------------------------

------------------------------------
CASH
-----------------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                      $ 151,199.00
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                             $ 365,569.91
-----------------------------------------------------------------------------------------------------------------------

                                                       MONTHLY OPERATING REPORT

CASE  NAME:          PAWNMART, INC                     ACCRUAL BASIS-6

CASE  NUMBER:        01-44957-BJH-11                   02/13/95, RWD, 2/96

                                                       MONTH:         Feb-02

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------
                                           INSIDERS
---------------------------------------------------------------------------------------
                                         TYPE OF                AMOUNT      TOTAL PAID
            NAME                         PAYMENT                 PAID         277867
---------------------------------------------------------------------------------------
1.          #NAME?            Wages & Travel (see attached)  $   12,351    $    104,285
---------------------------------------------------------------------------------------
2.  Robert Schleizer          Wages & Travel (see attached)  $   18,581    $    207,000
---------------------------------------------------------------------------------------
3.  Randy Haden               Wages & Travel (see attached)  $    7,692    $     74,322
---------------------------------------------------------------------------------------
4.
---------------------------------------------------------------------------------------
5.
---------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                                              $   38,624    $    385,606
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
---------------------------------------------------------------------------------------------------------------
                                 DATE OF COURT                                                       TOTAL
                               ORDER AUTHORIZING      AMOUNT        AMOUNT        TOTAL PAID        INCURRED
              NAME                 PAYMENT           APPROVED        PAID          TO DATE         & UNPAID *
---------------------------------------------------------------------------------------------------------------
1.   Bell etal/Looper et al **                                   $          6   $       73,143   $       11,563
---------------------------------------------------------------------------------------------------------------
2.   Prostak and Forshey                                         $          0   $            0   $       45,000
---------------------------------------------------------------------------------------------------------------
3.   Harris, Finley                                              $          0   $        5,281   $            0
---------------------------------------------------------------------------------------------------------------
4.   Comerica Bank(1)                                            $          0   $       40,499   $       14,555
---------------------------------------------------------------------------------------------------------------
5.   Accrued/ undesignated                                       $        820   $        1,200   $       31,570
---------------------------------------------------------------------------------------------------------------
6.   TOTAL PAYMENTS
     TO PROFESSIONALS                              $        0    $        826   $      120,123   $      102,688
---------------------------------------------------------------------------------------------------------------

*   INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED
(1) Paid fees for Winstead, Sechrest & Minick, PC to Comerica Bank with deduction from DIP account.
** Bell, Nunnally & Martin was replaced by Looper, Reed & McGraw in 1/2002 when debtors counsel changed firms.

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

------------------------------------------------------------------------------------------------
                                                          SCHEDULED    AMOUNTS
                                                           MONTHLY       PAID         TOTAL
                                                           PAYMENTS     DURING        UNPAID
                   NAME OF CREDITOR                          DUE        MONTH      POSTPETITION
------------------------------------------------------------------------------------------------
1.  Comerica Bank see attached schedule(1)                             $      500   $          0
------------------------------------------------------------------------------------------------
2.  Landlords(see attached schedule)(3)                  $   128,673   $  115,405   $          0
------------------------------------------------------------------------------------------------
3.  Equipment lessors                                              -            -   $          0
------------------------------------------------------------------------------------------------
4.  Hulen Pawn Investors, LLP(see attached schedule)(2)  $     4,981   $    4,968   $          0
------------------------------------------------------------------------------------------------
5.
------------------------------------------------------------------------------------------------
6.  TOTAL                                                $   133,654   $  120,873   $          0
------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE  NAME:         PAWNMART, INC                       ACCRUAL  BASIS-7

CASE  NUMBER:       01-44957-BJH-11                     02/13/95, RWD, 2/96

                                             MONTH:          Feb-02

QUESTIONNAIRE

                                                                              YES        NO
----------------------------------------------------------------------------------------------
1.   HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
     THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                     X
2.   HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
     OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                           X
3.   ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
     LOANS) DUE FROM RELATED PARTIES?                                                     X
4.   HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES
     THIS REPORTING PERIOD?                                                               X
5.   HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE 277867
     DEBTOR FROM ANY PARTY?                                                               X
6.   ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                         X
7.   ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                                   X
     PAST DUE?
8.   ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                     X
9.   ARE ANY OTHER POSTPETITION TAXES PAST DUE? (see note below)                          X
10.  ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS
     DELINQUENT?                                                                          X
11.  HAVE ANY PREPETITION TAXES BEEN PAID DURING THE
     REPORTING PERIOD?                                                        X
12.  ARE ANY WAGE PAYMENTS PAST DUE?                                                      X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

STORE PAWN LOANS FROM BESSEMER, ALABAMA WERE SOLD PER COURT ORDER FEBRUARY 21, 2002.D12
NOTE FOR LINE 9 CURRENTLY DISPUTING DELAWARE ASSESSMENT OF $61,000 FOR CORPORATE FRANCHISE TAX RETURN. ACCRUED $15,000, APPROX SAME AMOUNT PAID AS 2000.

INSURANCE

----------------------------------------------------------------------------------------------
                                                                              YES        NO
----------------------------------------------------------------------------------------------
1.   ARE  WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
     NECESSARY INSURANCE COVERAGES IN EFFECT?                                 X
2.   ARE  ALL  PREMIUM  PAYMENTS  PAID  CURRENT?*                             X
3.   PLEASE  ITEMIZE  POLICIES  BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

* APPROXIMATELY $12,170 IN WORKERS COMP PREMIUM UNPAID FOR POLICY THAT EXPIRED 10/3/01 WHICH SHOULD BE OFFSET BY REDUCED PAYROLL.
AUDIT PERFORMED BY CARRIER IN FEB 2002. RESULTS TO BE AVAILABLE IN 45 DAYS.

                                   INSTALLMENT  PAYMENTS
--------------------------------------------------------------------------------------------------------
       TYPE  OF                                                                 PAYMENT AMOUNT
       POLICY                       CARRIER             PERIOD COVERED            & FREQUENCY
--------------------------------------------------------------------------------------------------------
     Workers Comp           Legion Insurance       10/3/01 - 10/3/2002        Paid up to maturity
     General Liability,     Reliance               10/1/01 - 9/30/02          Paid up to maturity
     Property               Nortland               10/1/01 - 9/30/02          Paid up to maturity
     Auto                   Auto-Owners Insurance  10/24/2001-10/24/02        Paid per note terms
     Directors & Officers   AIG                    5/31/2000-5/31/2003        Paid up to maturity

CASE NAME:        PAWNMART, INC

CASE  NUMBER:     01-44957-BJH-11

-----------------------------------------------------------------------------------   --------------
Other Assets (MOR-1,Line 8)                                               January         February
-----------------------------------------------------------------------------------   --------------
RETAINER
Bell, Nunnally & Martin                                                 $         -      $         -
KPMG                                                                         10,000           10,000
TatumCFO Partners                                                             5,000            5,000
                                                                      -------------   --------------
                                                                        $    15,000      $    15,000
                                                                      =============   ==============

-----------------------------------------------------------------------------------   --------------
Other Assets (MOR-1,Line 14)                                            January           February
-----------------------------------------------------------------------------------   --------------
Goodwill & Unamortized offering costs                                   $ 1,404,099      $ 1,402,444
                                                                      =============   ==============

-----------------------------------------------------------------------------------   --------------
Post Petition Liabilities (MOR-1,Line 22)                                 January         February
-----------------------------------------------------------------------------------   --------------
Other Liabilities
Accrued Payroll                                                         $    90,084      $    86,679
Deferred Revenue - Layaways                                                  82,970           80,040
Accrued Interest                                                              4,968           29,410
Accrued Utilities & Telephone                                                50,515           42,844
Accrued Insurance                                                             1,916                -
Accrued Trustee Fee                                                               -            5,000
Accrued Other                                                                 6,196            6,124
                                                                      -------------   --------------
                                                                        $   236,649      $   250,097
                                                                      =============   ==============

-----------------------------------------------------------------------------------   --------------
Direct Charges to Equity MOR - 1, Line 32                                 January         February
-----------------------------------------------------------------------------------   --------------
Adjustments for additional prepetition liabilities                      $         -      $         -

Pre Petition Liabilities (MOR-1,Line 27)                                  January         February
                                                                      -------------   --------------
Other Liabilities
Accrued Dividends                                                                        $         -
Accrued Payroll
Accrued Property                                                          28,884.75        28,884.75
Deferred Revenue - Layaways
Other Accrued Liabilities
                                                                      -------------   --------------
                                                                        $ 28,884.75      $ 28,884.75
                                                                      =============   ==============

----------------------------------------------------------------------------------------------------
Non Operating Expense (MOR-2, Line 17)                                                    February
                                                                                       -------------
Loss on Store Sales and Closings 12-19-01
Adjustment for Write off of Assets -
Store 22                                                   (1440.00)
Write Off of Assets
Store 46                                                   84659.00
Net Loss on Sale of Loans
Store 41                                                     535.00                           83,754

                                                                                       -------------
                                                                                         $    83,754
                                                                                       =============

CASE NAME:     PAWNMART, INC

CASE  NUMBER:  01-44957-BJH-11

-------------------------------------------------------------------   --------------   -------------
Other  (MOR-3,Line 25)                                                    January         February
-------------------------------------------------------------------   --------------   -------------
Store Cash                                                              $     4,500      $     4,000
Burglar Bars / Signage                                                         9956             4007
Interest                                                                      5,014            4,968
Security System                                                                 486            1,531
Payroll Processing Fees                                                       3,136            2,763
Auto Recovery                                                                 4,398            1,120
Drug Tests                                                                    1,849
Waste Disposal                                                                  648
Door Bells                                                                      613
Postage                                                                       1,193              112
Stock Transfer Fees                                                             370              641
Computer Service                                                              1,024
Storage                                                                         136
Firearms Background / Licensing  Fees                                           761            1,106
Water                                                                           148
Telephone Lease                                                                 185
Miscellaneous                                                                   389              347
                                                                      -------------    -------------
                                                                        $    34,806      $    20,595
                                                                      =============    =============

Payments to Insiders (MOR-6)
                                                  JANUARY-02                           SINCE INCEPTION OF CASE
------------------------------------------------------------------------------------------------------------------------------
                                                                  Total Insider                                 Total Insider
                                Wages               Travel*          Payments        Wages        Travel*         Payments
------------------------------------------------------------------------------------------------------------------------------
Payments to Insiders
John R. Boudreau             $ 11,076.92          $ 1,273.66      $ 12,350.58     $  94,804.04   $  9,480.61    $ 104,284.65
Robert W. Schleizer          $ 13,846.16          $ 4,735.09      $ 18,581.25     $ 188,292.36   $ 18,707.75    $ 207,000.11
Randy Haden                  $  7,692.30          $        -      $  7,692.30     $  65,812.49   $  8,509.15    $  74,321.64
                           -------------------------------------------------------------------------------------------------
                             $ 32,615.38          $ 6,008.75      $ 38,624.13     $ 348,908.89   $ 36,697.51    $ 385,606.40
                           =================================================================================================

                                                                       EXHIBIT F

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
Operating Account - Corporate

               CHECK                                                     DATE OF OLDEST
    DATE       NUMBER        AMOUNT           PAYEE / DESCRIPTION           INVOICE          DESCRIPTION
----------------------------------------------------------------------------------------------------------------------------------
  4/9/2001      331           5,000.00               KPMG                      3/9/2001    Retainer-Progress Payment - 2000 audit
  4/6/2001      334          18,965.08           UniCare L & H                 4/1/2001    Insurance
 4/13/2001      336             776.46          Carson Thompson               4/10/2001    Expense Report
 4/13/2001      337           1,000.00       CONTINENTAL TRANSFER            11/30/2000    STOCK TRANSFER - PER CONTRACT
 4/13/2001      338           1,350.00          Bradford Realty                            Late Fees- Rent
 4/13/2001      339              25.00    South Carolina Dept Revenue                      Sales Tax
 4/13/2001      340              35.00    North Carolina Dept Revenue                      Sales Tax
 4/13/2001      341             110.00       Alabama Dept Revenue                          Sales Tax
 4/13/2001      342           2,500.00    Forest Park Shopping Center                      Rent
 4/16/2001      343           1,718.12       Florida Dept Revenue                          Sales Tax
 4/16/2001      344           1,997.81       Florida Dept Revenue                          Sales Tax
 4/16/2001      345           1,675.66         Southwestern Bell                           Telephone
 4/17/2001      346           1,547.00       Hubert Realty Company                         Rent
 4/18/2001      347           5,000.00               KPMG                                  Retainer-Progress Payment - 2000 audit
 4/18/2001      348           1,290.95            Ray Spencer                              Expense Report
 4/18/2001      349             162.44           Shon Bergener                 4/3/2001    Expense Report
 4/18/2001      350              30.75          Bevi Childress                4/12/2001    Expense Report
 4/19/2001      351           5,200.00          Uil Adrian Polk               4/19/2001    Expense Report
 4/20/2001      352           9,200.87         WHKOD Real Estate                           Rent
 4/23/2001      353          10,000.00               KPMG                      3/9/2001    Retainer-Progress Payment - 2000 audit
 4/23/2001      354          13,814.77               AICCO                    3/12/2001    Property Insurance
 4/23/2001      355          20,775.23           UniCare L & H                2/17/2001    Insurance
 4/23/2001      356           3,150.00        Tatum CFO Partners               3/1/2001    Professional Fees
 4/24/2001      357          13,156.92               AICCO                     4/1/2001    Property Insurance
 4/25/2001      359             243.75             Joe Owens                               Reimbursement - Weatherford sale
 4/25/2001      360             108.25               Dial                                  Phone repairs
 4/25/2001      361           3,578.35         Burrell Printing                2/1/2001    Pawn Tickets
 4/30/2001      362           2,604.90       Fred Stokes & Assoc.             2/16/2001    Legal
  5/1/2001      363             294.00          Careington Int                 2/1/2001    Insurance
  5/2/2001      365             500.00       Continental Transfer            11/30/2000    Stock Service
  5/3/2001      366           1,329.35            Roger Hogan                  4/2/2001    Expense Report
  5/3/2001      367             630.40            Lisa Hogan                  4/13/2001    Expense Report
  5/3/2001      368             731.30            Bob Swindle                 4/21/2001    Expense Report
  5/3/2001      370           1,564.17          Carson Thompson               4/30/2001    Expense Report
  5/3/2001      371           1,125.00        Grant Vanlandingham                          Late Fees- Rent
  5/8/2001      373          12,000.00           MIKE MUSGROVE                             EXPENSE ADVANCE
  5/9/2001      374             333.33       Hubert Realty Company                         Rent
 5/10/2001      375           8,703.32         WHKOD Real Estate                           Rent
 5/10/2001      376              65.41         WHKOD Real Estate                           Rent
 5/10/2001      377              55.23          Mail Boxes Etc                             Shipping
 5/14/2001      378           1,359.20         Southwestern Bell                           Telephone
 5/15/2001      379             159.63          Mail Boxes Etc                             Shipping
 5/16/2001      380           3,925.92         Philip Katopodis                            Rent
 5/16/2001      381           3,250.00          Brooke J Temple                            Rent
 5/16/2001      382          11,082.43        Messrs, Elias Liva                           Rent
 5/16/2001      383           4,583.33        Exennium Investment                          Rent
 5/16/2001      385           4,500.00          Langston-Black                             Rent
 5/16/2001      386           6,475.00            First Plaza                              Rent
 5/16/2001      387           3,500.00              CNI LTD                                Rent
 5/16/2001      388           3,282.43        Rushing Plaza Build                          Rent
 5/16/2001      389          18,949.40           UniCare L & H                             Rent
 5/21/2001      391           1,243.75            Kelly Null                  4/25/2001    Expense Report
 5/22/2001      391             895.39          Carson Thompson                            Expense Report
 5/25/2001      391             117.18           Mickey Adams                              Expense Report
 5/25/2001      391              12.25           US Postmaster                             Postage
 5/18/2001      392             200.00          Cash Tank, L.P.                            Rent
 5/21/2001      392           1,500.00             Phil Null                               Contract Labor
 5/22/2001      392           3,412.50        Tatum CFO Partners                           Professional Fees
 5/25/2001      392             621.17            Roger Hogan                              Expense Report
 5/29/2001      392             263.92          Cash Tank, L.P.                            Late Fees- Rent
 5/18/2001      393           5,393.00         Brenda Robertson                            Rent
 5/22/2001      393             986.50           John Boudreau                4/29/2001    Professional Fees
 5/22/2001      393              12.25           US Postmaster                             Postage
 5/25/2001      393           1,002.78             Don Scott                               Expense Report
 5/25/2001      393           4,189.83           MCI WorldCom                              Telephone
 5/29/2001      393           1,542.01            Bob Swindle                              Expense Report
 5/30/2001      395           4,000.00           MIKE MUSGROVE                             EXPENSE ADVANCE
 5/30/2001      396             500.00     Office of Consumer Credit                       Fees

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
Operating Account - Corporate

               CHECK                                                     DATE OF OLDEST
    DATE       NUMBER        AMOUNT           PAYEE / DESCRIPTION           INVOICE           DESCRIPTION
----------------------------------------------------------------------------------------------------------------------
 5/30/2001      397             650.00           John Boudreau                             Expense Report
 5/31/2001      398              17.76          Kristine Gamble                            Expense Report
 6/10/2001      399             200.00          Bevi Childress                             Expense Report
  4/9/2001     14060          1,842.44           Mike Musgrove                             Reimbursement - Computer
  4/9/2001     14061          1,718.12        Fl Dept of Revenue               3/1/2001    Sales Tax
  4/9/2001     14062          1,997.81        Fl Dept of Revenue               3/1/2001    Sales Tax
 4/16/2001     14063          1,503.36       Alabama Power Company            2/23/2001    Power
 4/16/2001     14064             31.98                ADP                      3/9/2001    PR Service
 4/16/2001     14065             11.82      Alabama Gas Corporation           3/11/2001    Gas
 4/16/2001     14066            256.23            Bell South                  2/16/2001    Telephone
 4/16/2001     14067            292.83            Bell South                  2/16/2001    Telephone
 4/16/2001     14068            311.13            Bell South                  2/19/2001    Telephone
 4/16/2001     14069            384.24            Bell South                  2/23/2001    Telephone
 4/16/2001     14070            261.17            Bell South                  2/22/2001    Telephone
 4/16/2001     14071            391.03            Bell South                  2/23/2001    Telephone
 4/16/2001     14072            439.72            Bell South                  2/25/2001    Telephone
 4/16/2001     14073            297.49            Bell South                  2/26/2001    Telephone
 4/16/2001     14074            242.81            Bell South                  2/25/2001    Telephone
 4/16/2001     14075            133.36            Bell South                  2/25/2001    Telephone
 4/16/2001     14076            465.71            Bell South                  2/25/2001    Telephone
 4/16/2001     14077            201.78            Bell South                  2/25/2001    Telephone
 4/16/2001     14078            133.36            Bell South                  2/25/2001    Telephone
 4/16/2001     14079            493.52            Bell South                  2/26/2001    Telephone
 4/16/2001     14080            114.48            Bell South                   3/1/2001    Telephone
 4/16/2001     14081            169.57            Bell South                   3/1/2001    Telephone
 4/16/2001     14082            136.78            Bell South                   3/1/2001    Telephone
 4/16/2001     14083            136.78            Bell South                   3/1/2001    Telephone
 4/16/2001     14084            119.57            Bell South                  2/28/2001    Telephone
 4/16/2001     14085            119.57            Bell South                  2/28/2001    Telephone
 4/16/2001     14086            119.57            Bell South                   3/8/2001    Telephone
 4/16/2001     14087            282.85            Bell South                  3/10/2001    Telephone
 4/16/2001     14088            297.13            Bell South                   3/2/2001    Telephone
 4/16/2001     14089            317.17            Bell South                   3/2/2001    Telephone
 4/16/2001     14090            220.97            Bell South                  3/10/2001    Telephone
 4/16/2001     14091            288.18            Bell South                  3/10/2001    Telephone
 4/16/2001     14092            333.15            Bell South                  3/10/2001    Telephone
 4/16/2001     14093            119.57            Bell South                   3/4/2001    Telephone
 4/16/2001     14094            119.57            Bell South                   3/4/2001    Telephone
 4/16/2001     14095            119.82            Bell South                   3/7/2001    Telephone
 4/16/2001     14096            119.82            Bell South                   3/7/2001    Telephone
 4/16/2001     14097            151.90            Bell South                   3/7/2001    Telephone
 4/16/2001     14098            120.10            Bell South                   3/7/2001    Telephone
 4/16/2001     14099            310.86            Bell South                   3/5/2001    Telephone
 4/16/2001     14100            324.46            Bell South                   3/5/2001    Telephone
 4/16/2001     14101            307.93            Bell South                   3/7/2001    Telephone
 4/16/2001     14102            119.82            Bell South                   3/7/2001    Telephone
 4/16/2001     14103            119.82            Bell South                   3/7/2001    Telephone
 4/16/2001     14104            119.82            Bell South                   3/7/2001    Telephone
 4/16/2001     14105            119.82            Bell South                   3/7/2001    Telephone
 4/16/2001     14106            264.38            Bell South                  2/14/2001    Telephone
 4/16/2001     14107            241.18            Bell South                  2/14/2001    Telephone
 4/16/2001     14108            346.78            Bell South                  2/11/2001    Telephone
 4/16/2001     14109            115.76            Bell South                  2/26/2001    Telephone
 4/16/2001     14110            289.56            Bell South                  2/26/2001    Telephone
 4/16/2001     14111            203.79            Bell South                   3/1/2001    Telephone
 4/16/2001     14112            153.72            Bell South                   3/7/2001    Telephone
 4/16/2001     14113            141.98            Bell South                  3/10/2001    Telephone
 4/16/2001     14114            160.63            Bell South                  3/10/2001    Telephone
 4/16/2001     14115             77.44            Bell South                  3/10/2001    Telephone
 4/16/2001     14116            169.62            Bell South                  3/11/2001    Telephone
 4/16/2001     14117            359.99         Bessmer Utilities              2/16/2001    Utiltity
 4/16/2001     14118          1,737.16        City Lawrenceville               3/7/2001    Utiltity
 4/16/2001     14119             42.64          City of Calhoun               3/12/2001    Utiltity
 4/16/2001     14120            976.19          City of Calhoun               3/12/2001    Utiltity
 4/16/2001     14121              9.46           City of Rome                  3/6/2001    Utiltity
 4/16/2001     14122            134.65          City of Lilburn               2/28/2001    Utiltity
 4/16/2001     14123          1,390.93          City of Griffin                2/9/2001    Utiltity
 4/16/2001     14124            556.00          City of Smyrna                 3/5/2001    Utiltity

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
Operating Account - Corporate

               CHECK                                                     DATE OF OLDEST
    DATE       NUMBER        AMOUNT           PAYEE / DESCRIPTION           INVOICE          DESCRIPTION
----------------------------------------------------------------------------------------------------------
 4/16/2001     14125            525.06         City of Norcross               2/23/2001    Utiltity
 4/16/2001     14126          3,277.53            Duke Power                   3/6/2001    Power
 4/16/2001     14127            780.37          Federal Express               3/22/2001    Delivery
 4/16/2001     14128            862.92            Gulf Power                  3/22/2001    Power
 4/16/2001     14129          1,192.08             Kim Hite                   3/30/2001    Expense Report
 4/16/2001     14130            414.66          Denise Leitzel                 4/3/2001    Expense Report
 4/16/2001     14131            831.00          Marietta Power                 3/9/2001    Power
 4/16/2001     14132             62.07            Mobile Gas                  2/22/2001    Gas
 4/16/2001     14133            363.03            Jon Morrow                   4/2/2001    Expense Report
 4/16/2001     14134            171.25            Jimmy McGee                  4/4/2001    Expense Report
 4/16/2001     14135            282.70         Dawn Hammle-Powe               3/27/2001    Expense Report
 4/16/2001     14136            138.23        Piedmont Nat Gas Co              3/6/2001    Gas
 4/16/2001     14137                                 Void
 4/16/2001     14138          1,175.03            Bob Swindle                 3/19/2001    Expense Report
 4/16/2001     14139            932.13             Don Scott                  3/20/2001    Expense Report
 4/16/2001     14140            107.76           Trinity Waste                3/28/2001    Utiltity
 4/16/2001     14141            922.33           TXU Electric                  3/7/2001    Power
 4/16/2001     14142          4,200.00          Global Finance                 5/1/2001    Rent
 4/16/2001     14143          6,333.33               H-R-C                     5/1/2001    Rent
 4/30/2001     14144         23,070.76           The Hartford                 4/11/2001    Insurance
 4/30/2001     14145          3,500.00          Newburger-Andes                5/1/2001    Rent
 4/30/2001     14146          4,380.21       James & Constance Rid             5/1/2001    Rent
 4/30/2001     14147          5,975.00         Stein Investments               5/1/2001    Rent
 4/30/2001     14148          3,150.00        Tatum CFO Partners               5/1/2001    Rent
 4/30/2001     14148         (3,150.00)       Tatum CFO Partners               5/1/2001    Rent
  5/7/2001     14149          9,675.00           Brad Reality                  5/1/2001    Rent
  5/7/2001     14150          5,759.90         Biedenharn Realty               5/1/2001    Rent
  5/7/2001     14151          1,500.00         E.L. Brobston Ex                5/1/2001    Rent
  5/7/2001     14152          2,400.00          Cash Tank, L.P.                5/1/2001    Rent
  5/7/2001     14153          3,509.33          Chao yung Wang                 5/1/2001    Rent
  5/7/2001     14154          9,958.30         D&L Leasing LTD.                5/1/2001    Rent
  5/7/2001     14155          4,620.00            Dan Dickson                  5/1/2001    Rent
  5/7/2001     14156          4,300.00           Raymond Frost                 5/1/2001    Rent
  5/7/2001     14157          2,500.00           Forest Plaza                  5/1/2001    Rent
  5/7/2001     14158          1,613.01         Panola Point, LLC               5/1/2001    Rent
  5/7/2001     14159          4,268.33         Saad Development                5/1/2001    Rent
  5/7/2001     14160          6,254.21         Sitara Properties               5/1/2001    Rent
  5/7/2001     14161          3,593.00       SV Enterprises, Inc.              5/1/2001    Rent
  5/7/2001     14162          3,717.63       Venator Group Retail              5/1/2001    Rent
  5/7/2001     14163          4,830.00            Joe Walvis                   5/1/2001    Rent
 5/21/2001     14164            158.24            Bell South                  2/22/2001    Telephone
 5/21/2001     14165            108.88            Bell South                  2/22/2001    Telephone
 5/21/2001     14166            304.82            Bell South                  2/28/2001    Telephone
 5/21/2001     14167            380.75            Bell South                  2/28/2001    Telephone
 5/21/2001     14168            300.45            Bell South                   3/2/2001    Telephone
 5/21/2001     14169            262.54            Bell South                  3/10/2001    Telephone
 5/21/2001     14170            304.19            Bell South                   3/4/2001    Telephone
 5/21/2001     14171            609.21            Bell South                   3/8/2001    Telephone
 5/21/2001     14172            120.08            Bell South                   3/8/2001    Telephone
 5/21/2001     14173            119.41            Bell South                  3/13/2001    Telephone
 5/21/2001     14174            255.21            Bell South                  3/16/2001    Telephone
 5/21/2001     14175            385.61            Bell South                  4/13/2001    Telephone
 5/21/2001     14176             75.19            Bell South                  3/17/2001    Telephone
 5/21/2001     14177            301.46            Bell South                  3/17/2001    Telephone
 5/21/2001     14178            313.34            Bell South                  3/20/2001    Telephone
 5/21/2001     14179            396.66            Bell South                  3/20/2001    Telephone
 5/21/2001     14180            110.49            Bell South                  3/22/2001    Telephone
 5/21/2001     14181            296.65            Bell South                  3/19/2001    Telephone
 5/21/2001     14182            251.37            Bell South                  3/22/2001    Telephone
 5/21/2001     14183            158.14            Bell South                  3/22/2001    Telephone
 5/21/2001     14184            117.80            Bell South                  3/28/2001    Telephone
 5/21/2001     14185            323.73            Bell South                  3/28/2001    Telephone
 5/21/2001     14186            119.57            Bell South                  3/28/2001    Telephone
 5/21/2001     14187            242.70            Bell South                  3/25/2001    Telephone
 5/21/2001     14188            131.25            Bell South                  3/25/2001    Telephone
 5/21/2001     14189            660.06            Bell South                  3/23/2001    Telephone
 5/21/2001     14191            341.72            Bell South                  3/25/2001    Telephone
 5/21/2001     14193            131.25            Bell South                  3/25/2001    Telephone

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
Operating Account - Corporate

               CHECK                                                     DATE OF OLDEST
    DATE       NUMBER        AMOUNT           PAYEE / DESCRIPTION           INVOICE          DESCRIPTION
-------------------------------------------------------------------------------------------------------------
 5/21/2001     14194            266.05            Bell South                  3/23/2001    Telephone
 5/21/2001     14195            500.84            Bell South                  3/26/2001    Telephone
 5/21/2001     14196            295.35            Bell South                  3/26/2001    Telephone
 5/21/2001     14197            463.36            Bell South                  3/25/2001    Telephone
 5/21/2001     14198            121.33            Bell South                   4/4/2001    Telephone
 5/21/2001     14199            110.57            Bell South                   4/4/2001    Telephone
 5/21/2001     14200            169.61            Bell South                   4/4/2001    Telephone
 5/21/2001     14201            112.74            Bell South                   4/4/2001    Telephone
 5/21/2001     14202            321.66            Bell South                   4/2/2001    Telephone
 5/21/2001     14203            271.11            Bell South                   4/2/2001    Telephone
 5/21/2001     14204            123.80            Bell South                   4/1/2001    Telephone
 5/21/2001     14205            132.80            Bell South                   4/1/2001    Telephone
 5/21/2001     14206            110.83            Bell South                   4/7/2001    Telephone
 5/21/2001     14207            110.83            Bell South                   4/7/2001    Telephone
 5/21/2001     14208            110.83            Bell South                   4/7/2001    Telephone
 5/21/2001     14209            110.83            Bell South                   4/7/2001    Telephone
 5/21/2001     14210            110.58            Bell South                   4/8/2001    Telephone
 5/21/2001     14211            111.08            Bell South                   4/7/2001    Telephone
 5/21/2001     14212            110.83            Bell South                   4/7/2001    Telephone
 5/21/2001     14213            110.83            Bell South                   4/7/2001    Telephone
 5/21/2001     14214            316.61            Bell South                   4/5/2001    Telephone
 5/21/2001     14215            322.80            Bell South                   4/5/2001    Telephone
 5/21/2001     14216            305.65            Bell South                  4/10/2001    Telephone
 5/21/2001     14217            231.82            Bell South                   3/7/2001    Telephone
 5/21/2001     14218            375.23            Bell South                  3/11/2001    Telephone
 5/21/2001     14219            248.81            Bell South                  3/14/2001    Telephone
 5/21/2001     14220            114.58            Bell South                  3/26/2001    Telephone
 5/21/2001     14221            286.64            Bell South                  3/26/2001    Telephone
 5/21/2001     14222            150.86            Bell South                  3/29/2001    Telephone
 5/21/2001     14223            155.86            Bell South                  4/10/2001    Telephone
 5/21/2001     14224            155.03            Bell South                  4/11/2001    Telephone
 5/21/2001     14225            169.61            Bell South                  4/11/2001    Telephone
 5/22/2001     14226          9,927.34           MCI WorldCom                  3/7/2001    Telephone
 5/29/2001     14227            401.80          AT & T Wireless                4/7/2001    Telephone
 5/29/2001     14228            305.15          AT & T Wireless               4/21/2001    Telephone
 5/29/2001     14229          1,262.19          AT & T Wireless                4/7/2001    Telephone
 5/29/2001     14230          1,500.00           UniCare L & H                5/30/2001    Insurance
 5/30/2001     14231          3,670.75         Thompson & Knight              2/28/2001    Legal Fees
 5/31/2001     14232          2,392.36                ADP                     3/16/2001    PR Service
 5/31/2001     14233             52.65           Mobile County                5/17/2001    Utility
 5/31/2001     14234          1,610.05           Dekalb County                 5/8/2001    Utility
 5/31/2001     14235          2,160.00           City of Greer                3/12/2001    Utility
 5/31/2001     14236            703.38          NC Dept of Rev                4/11/2001    Sales Tax
 5/31/2001     14237            147.00          City of Dalton                5/31/2001    Utility
 5/31/2001     14238          4,264.28           MCI WorldCom                 4/25/2001    Telephone
 5/31/2001     14239            155.00         City of Norcross               5/31/2001    Utility
 5/31/2001     14240            990.00        Ala Dept of Revenue              5/3/2001    Sales Tax
 5/31/2001     14241         28,351.89           UniCare L & H                5/31/2001    Insurance
 5/31/2001     14242            226.92          Federal Express               3/29/2001    Delivery
  6/5/2001     14244             95.16          Bevi Childress                 6/5/2001    Expense Report
  6/6/2001     14245          4,028.42         Robert Schliezer                6/6/2001    Expense Report
  6/6/2001     14246            710.14         Robert Schliezer                6/8/2001    Expense Report
               14247            392.46          Denise Leitzel                 5/1/2001    Expense Report
               14248                                 Void
  6/7/2001     14249          3,042.84         BURRELL PRINTING               1/26/2001    PAWN TICKETS
  6/8/2001     14250            209.26         Southwestern Bell              4/25/2001    Telephone
  6/1/2001     14252          9,675.00       Brad Bradford Realty              6/1/2001    Rent
  6/1/2001     14253          5,975.00         Stein Investments               6/1/2001    Rent

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
Operating Account - Corporate

               CHECK                                                     DATE OF OLDEST
    DATE       NUMBER        AMOUNT           PAYEE / DESCRIPTION           INVOICE          DESCRIPTION
---------------------------------------------------------------------------------------------------------------
  6/1/2001     14254          4,620.00            Dan Dickson                  6/1/2001    Rent
  6/1/2001     14256          3,500.00          Newburger-Andes                6/1/2001    Rent
  6/1/2001     14258          3,593.00       SV Enterprises, Inc.              6/1/2001    Rent
 6/10/2001     14259          8,762.73         WHKOD Real Estate               6/1/2001    Rent
               14260            441.32         Southwestern Bell               6/1/2001    Rent
 6/18/2001     14261            358.08            Randy Haden                 6/18/2001    Expense Report
  6/1/2001     14263          4,500.00        D. Grant Vanlanding              6/1/2001    Rent
  6/1/2001     14264          3,282.43        Rushing Plaza Build              6/1/2001    Rent
  6/1/2001     14265          1,500.00         E.L. Brobston Ex                6/1/2001    Rent
  6/1/2001     14266          2,600.00          Cash Tank, L.P.                6/1/2001    Rent
  6/1/2001     14267          3,500.00              CNI LTD                    6/1/2001    Rent
  6/1/2001     14268            675.00           Brad Reality                  6/1/2001    Rent
 6/11/2001     14269            461.46           John Boudreau                             Expense Report
 6/28/2001     14270            102.00           US Postmaster                             Postage
 6/13/2001     14272             80.00             Mary Mote                               Expense Report
 6/13/2001     14273             71.45               Amtex
 6/10/2001     14274          4,830.00            Joe Walvis                   6/1/2001    Rent
 6/12/2001     14275          4,268.33         Saad Development                6/1/2001    Rent
  6/1/2001     14276          4,300.00           Raymond Forst                 6/1/2001    Rent
  6/1/2001     14277          4,458.30        D & L Leasing, LTD.              6/1/2001    Rent
  6/1/2001     14278          6,254.21        Sitaras Properties               6/1/2001    Rent
  6/1/2001     14279          3,925.92         Philip Katopodis                6/1/2001    Rent
  6/1/2001     14280          3,250.00          Brooke J Temple                6/1/2001    Rent
  6/1/2001     14281          7,034.43        Messrs, Elias Liva               6/1/2001    Rent
  6/1/2001     14282          4,048.00        Messrs, Elias Liva               6/1/2001    Rent
  6/1/2001     14283          5,500.00        D & L Leasing, LTD.              6/1/2001    Rent
  6/1/2001     14284          5,759.90         Biedenharn Realty               6/1/2001    Rent
  6/1/2001     14285          4,583.33        Exennium Investment              6/1/2001    Rent
  6/1/2001     14286          4,500.00          Langston-Black                 6/1/2001    Rent
  6/1/2001     14287          3,717.63       Venator Group Retail              6/1/2001    Rent
               14288          3,509.33          Chao Yung Wang                 6/1/2001    Rent
               14289          2,500.00        Ragsdale Properties              6/1/2001    Rent
               14290          1,613.01         Panola Point, LLC               6/1/2001    Rent
 6/19/2001     14292         13,814.77      A I Credit Corporation                         Property Insurance
 6/19/2001     14293            300.00            Joe Walvis                   6/1/2001    Rent
               14294              9.00            Rick Isbell                 4/23/2001    Expense Report
 6/22/2001     14295            413.56             Don Scott                   6/4/2001    Expense Report
 6/22/2001     14296            402.31            Jimmy McGee                  6/4/2001    Expense Report
 6/22/2001     14297          3,937.50        Tatum CFO Partners               6/6/2001    Professional Fees
 6/22/2001     14298            756.25            Kelly Nule                               Contract Labor
               14299            131.07         James Lewthwaite               5/22/2001    Expense Report
 6/21/2001     14300            386.21          Michael Keeven                 6/1/2001    Expense Report
 6/22/2001     14301          1,538.31           John Boudreau                6/19/2001    Expense Report
 6/22/2001     14302            504.81             Kim Hite                    4/5/2001    Expense Report
 6/22/2001     14303            500.00            Thomas Key                  5/26/2001    Expense Report
 6/22/2001     14304            480.96            Lisa Hogan                   6/4/2001    Expense Report
 6/22/2001     14305            136.32         Dawn Hammle-Powe               6/18/2001    Expense Report
 6/22/2001     14306            109.35          Carson Thompson               6/12/2001    Expense Report
               14307          1,000.00         Mark Edward Kane               5/10/2001    Expense Report
 6/22/2001     14308          1,812.50            Kelly Nule                               Contract Labor
 6/22/2001     14309            411.99          Denise Leitzel                6/22/2001    Expense Report
 6/22/2001     14310          4,025.92         Philip Katopodis                            Rent
 6/25/2001     14311         12,500.00          Carson Thompson                6/1/2001    Severence
 6/25/2001     14312         25,000.00      Bell, Nunnally, & Martin                       Retainer
 6/27/2001     14315             59.54               Amtex
 6/27/2001     14316          7,012.78               H R C                     7/1/2001    Rent
  7/1/2001     14317          6,666.66               H R C                     7/1/2001    Rent
 6/29/2001     14318          1,275.04            Bob Swindle                 5/25/2001    Expense Report
 6/28/2001     14319          2,911.86         Robert Schliezer               6/28/2001    Expense Report
               14320            338.42            Roger Hogan                 6/10/2001    Expense Report
 6/28/2001     14321            188.65             Don Scott                               Expense Report
               14322             85.12          Denise Leitzel                6/28/2001    Expense Report
               14323            548.94           Terry Norton                 6/28/2001    Expense Report
 6/29/2001     14325             40.00           Dwayne Moyer                 6/28/2001    Expense Report
 6/29/2001     14326         14,384.43           UniCare L & H                 6/1/2001    Insurance
 6/28/2001     14327            133.20          Careington Int                 5/1/2001    Insurance
               14329            300.00            Joe Walvis                   6/1/2001    Late Fees- Rent
               1424A         51,266.00           Wm. Rigg Co.                  6/5/2001    Insurance

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
OPERATING ACCOUNT - STORE CHECKS

                CHECK
   DATE         NUMBER          PAID TO                                AMOUNT        DESCRIPTION
--------------------------------------------------------------------------------------------------
 4/10/2001         300     Scruggs                                      275.00     Repo Fee
 4/24/2001         301     Cash                                       1,000.00     Cash for Store
 4/27/2001         302     Ken Evans                                    375.00     Cash for Store
  5/1/2001         303     Eugene Schuler                             3,000.00     Title Loan
  5/4/2001         304     Bell South                                   299.56     Telephone
 5/11/2001         305     Cash                                       1,200.00     Cash for Store
 5/18/2001         306     Gene Scott                                   205.00
 5/21/2001         307     James Hill                                    50.00
 5/22/2001         308     Bell South                                   694.81     Telephone
 5/23/2001         309     USPS                                          23.41     Postage
 5/24/2001         310     Cintas                                        25.12     Supplies
 5/31/2001         311     Cash                                       2,000.00     Cash for Store
  6/1/2001         312     USPS                                          79.22     Postage
  6/5/2001         313     Cash                                       2,000.00     Cash for Store
  6/6/2001         314     Trash Bags                                     8.22     Supplies
  6/7/2001         315     Cintas                                        15.61     Supplies
  6/9/2001         316     Andrew Fulmer                              1,500.00     Title Loan
 6/14/2001         317     Lowes                                         21.42     Supplies
 6/19/2001         318     Walmart                                      168.84     Supplies
 6/21/2001         319     Cash                                       1,000.00     Cash for Store
 6/21/2001         320     Cintas                                        31.36     Supplies
 6/21/2001         321     Patty Randall                                 17.23     Refund in SC
 6/21/2001         322     Melissa Knop                                   5.92     Refund in SC
 6/21/2001         323     Timothy Styles                                 3.45     Refund in SC
 6/21/2001         324     Lytrell Crump                                  7.40     Refund in SC
 6/21/2001         325     Eugene Schuler                                 7.40     Refund in SC
 6/21/2001         326     Bobbie Bennett                                15.78     Refund in SC
 6/21/2001         327     Linda Tooley                                   3.69     Refund in SC
 6/21/2001         328     George Johnson                                 4.93     Refund in SC
 6/21/2001         329     Tammy Summers                                  2.96     Refund in SC
 6/21/2001         330     Vickie Moody                                   2.96     Refund in SC
 6/21/2001         331     Kathryn McGowan                                3.49     Refund in SC
 6/21/2001         332     Linda Lester                                  12.33     Refund in SC
 6/21/2001         333     Anthony Jones                                  2.46     Refund in SC
 6/21/2001         334     Bobby Mills                                    2.96     Refund in SC
 6/21/2001         335     Tina Izzard                                    3.27     Refund in SC
 6/21/2001         336     Harold Stafford                                0.27     Refund in SC
 6/21/2001         337     Shirley Jones                                  3.44     Refund in SC
 6/21/2001         338     Raymond Werts                                  0.58     Refund in SC
 6/21/2001         339     Deborah Baker                                  2.98     Refund in SC
 6/21/2001         340     Zac Hof                                        0.56     Refund in SC
 6/21/2001         341     Beth Gardner                                   3.45     Refund in SC
 6/21/2001         342     Hope Cunningham                                2.96     Refund in SC
 6/21/2001         343     Heide Syphrit                                  8.22     Refund in SC
 6/21/2001         344     Angie Higgins                                  0.85     Refund in SC
 6/21/2001         345     Vicki Moody                                    0.47     Refund in SC
 6/21/2001         346     Bryon Farmer                                   0.37     Refund in SC
 6/21/2001         347     Madelin Anglin                                 5.83     Refund in SC

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
OPERATING ACCOUNT - STORE CHECKS

                CHECK
   DATE         NUMBER         PAID TO                                 AMOUNT        DESCRIPTION
--------------------------------------------------------------------------------------------------
 6/21/2001         348     Julia Morris                                   0.18     Refund in SC
 6/21/2001         349     Carol Wallace                                  1.08     Refund in SC
 6/22/2001         350     Jimmy Van Repair                             245.00     Repairs
 6/26/2001         351     USPS                                          47.70     Postage
 6/30/2001         352     Petty Cash                                   250.00     Petty Cash
 4/18/2001        1142     Cash                                       1,000.00     Cash For Store
 5/30/2001        1143     PostMaster                                    12.61     Postage
 5/30/2001        1144     Office Depot                                 102.86     Supplies
  6/3/2001        1145     Daniel Sure Shine                            275.00     Maintenance
 6/12/2001        1146     Cinta's                                       20.35     Supplies
 6/14/2001        1147     Cash                                       2,000.00     Cash For Store
 6/15/2001        1148     Office Depot                                  89.88     Supplies
 6/30/2001        1149     Cash                                         250.00     Petty Cash
  4/5/2001        1516     Bank of America                            1,500.00     Cash for Store
 4/13/2001        1517     Bank of America                            1,500.00     Cash for Store
 4/25/2001        1518     Bank of America                                         Void
 4/26/2001        1519     Bank of America                            1,000.00     Cash for Store
  5/9/2001        1520     Bank of America                                         Void
 5/25/2001        1521     Office Max                                    42.03     Supplies
 5/29/2001        1522     Alisha Wallace                             1,500.00     Cash for Store
 5/30/2001        1523     Bank of America                            1,900.00     Cash for Store
 5/30/2001        1524     Cintas                                        34.83     Supplies
 5/31/2001        1525     Bank of America                            1,900.00     Cash for Store
  6/1/2001        1526     Wetherby Lawn                                140.00     Maintenance
 6/20/2001        1527     Cash                                         650.00     Cash for Store
 6/22/2001        1528     Cash                                         500.00     Cash for Store
  7/2/2001        1529     Cash                                         250.00     Cash for Store
 4/10/2001        1622     GBI                                           30.00     Background Fee
 4/10/2001        1623     GBI                                           25.00     Background Fee
 4/19/2001        1624     Cash                                       2,000.00     Cash for Store
 4/18/2001        1625     Cash                                       2,000.00     Cash for Store
 4/30/2001        1626     Cash                                       2,000.00     Cash for Store
  5/1/2001        1627     Ga Power                                   1,078.72     Power
 5/29/2001        1628     Cash                                       2,000.00     Cash for Store
 5/30/2001        1629     Dawn and Griffin                             800.00
 5/30/2001        1630     Cash                                       3,000.00     Cash for Store
  6/7/2001        1631     GBI                                           25.00     Background Fee
  6/7/2001        1632     GBI                                           15.00     Background Fee
  6/7/2001        1633     GBI                                           25.00     Background Fee
 4/10/2001        1694     Joe Cash                                   1,600.00     Cash for Store
 4/12/2001        1695     Void
 4/12/2001        1696     Joe Maher                                  2,000.00     Cash for Store
                  1697     Void
 4/17/2001        1698     David Sellers                              3,500.00     Cash for Store
 4/24/2001        1699     Danyette Baldwin                           3,000.00     Cash for Store
 4/27/2001        1700     Joe Maher                                  1,100.00     Cash for Store
 4/30/2001        1701     David Sellers                              4,000.00     Cash for Store
  5/1/2001        1702     Joe Maher                                  2,500.00     Cash for Store

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
OPERATING ACCOUNT - STORE CHECKS

                CHECK
   DATE         NUMBER        PAID TO                                  AMOUNT        DESCRIPTION
--------------------------------------------------------------------------------------------------
  5/3/2001        1703     Ronald Wilson                              1,500.00     Cash for Store
  5/7/2001        1704     Ronald Wilson                              1,000.00     Cash for Store
  5/8/2001        1705     Danyette Baldwin                           3,000.00     Cash for Store
 5/14/2001        1706     Marcus Graves                              2,000.00     Cash for Store
 5/15/2001        1707     Diamond Edmond                             2,000.00     Cash for Store
 5/23/2001        1708     Ronald Wilson                              1,000.00     Cash for Store
 5/24/2001        1709     Cintas                                        15.98     Supplies
 5/25/2001        1710     Filter Services                              285.00     Supplies
 5/29/2001        1711     Ronald Wilson                              3,000.00     Cash for Store
 5/30/2001        1712     Ronald Wilson                              1,900.00     Cash for Store
 5/31/2001        1713     Ronald Wilson                              2,250.00     Cash for Store
  6/1/2001        1714     Marcus Graves                              2,000.00     Cash for Store
  6/5/2001        1715     Ronald Wilson                              2,500.00     Cash for Store
  6/6/2001        1716     Luis Harrison                              2,000.00     Cash for Store
  6/7/2001        1717     Void                                           0.00
 6/12/2001        1718     Ronald Wilson                              3,000.00     Cash for Store
 6/13/2001        1719     Void                                           0.00
 6/18/2001        1720     Cintas                                        31.76     Supplies
 6/22/2001        1721     Robert Pettice                               750.00     Cash for Store
 6/27/2001        1722     Robert Pettice                             2,000.00     Cash for Store
 6/29/2001        1723     Joe Maher                                  1,750.00     Cash for Store
                  1724     Void
                  1725     Void
                  1726     Void
  7/2/2001        1727     Joe Maher                                  5,000.00     Cash for Store
  7/2/2001        1728     Joe Maher                                    250.00     Petty Cash
  4/9/2001        2060     Juanita Coleman                              700.00
 3/22/2001        2061     Cash                                       1,000.00     Cash for Store
 3/26/2001        2062     Cash                                       2,000.00     Cash for Store
 4/12/2001        2069     Cash                                       1,000.00     Cash for Store
 4/13/2001        2070     Cash                                       2,000.00     Cash for Store
 4/17/2001        2071     Cash                                       1,000.00     Cash for Store
 4/18/2001        2072     Cash                                       1,000.00     Cash for Store
 4/20/2001        2073     Cash                                       1,000.00     Cash for Store
 4/23/2001        2074     Cash                                       2,000.00     Cash for Store
                  2075     Void
 4/25/2001        2076     Cash                                       1,500.00     Cash for Store
                  2077     Void
 4/26/2001        2078     Jeff Moniilus                                850.00     Cash for Store
                  2079     Void
  5/8/2001        2080     Cash                                       1,500.00     Cash for Store
 5/18/2001        2081     Cash                                         900.00     Cash for Store
 5/19/2001        2082     Cash                                       1,300.00     Cash for Store
 5/22/2001        2083     Cash                                       1,000.00     Cash for Store
                  2084     Void
 5/24/2001        2085     Cash                                       1,500.00     Cash for Store
                  2086     Void
 6/20/2001        2087     City of Calhoun                            2,590.35     Utilties

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
OPERATING ACCOUNT - STORE CHECKS

                CHECK
   DATE         NUMBER        PAID TO                                  AMOUNT        DESCRIPTION
--------------------------------------------------------------------------------------------------
 6/25/2001        2088     Cash                                       2,100.00     Cash for Store
 6/27/2001        2089     Cash                                         500.00     Cash for Store
                  2090     Cash                                         250.00     Cash for Store
 4/19/2001        2199     Cash                                       1,000.00     Cash for Store
  5/1/2001        2200     Cash                                       1,000.00     Cash for Store
                  2201     Shrink Wrap
 5/15/2001        2202     Cash                                       1,000.00     Cash for Store
 5/16/2001        2203     Pawn License Renewal                          15.00     Fees
 5/16/2001        2204     Cable Bill                                    89.87     Utilties
 5/18/2001        2205     Cash                                       2,000.00     Cash for Store
 5/23/2001        2206     Pawn License Renewal                          15.00     Fees
 5/23/2001        2207     Pawn License Renewal                          15.00     Fees
 5/23/2001        2208     CCCommissioner                                65.00     Fees
 5/23/2001        2209     Cash                                       1,000.00     Cash for Store
 5/30/2001        2210     Cash                                         500.00     Cash for Store
 6/13/2001        2211     Cash                                       1,000.00     Cash for Store
 6/19/2001        2212     Cash                                         800.00     Cash for Store
 6/27/2001        2213     Cash                                       1,000.00     Cash for Store
 6/27/2001        2214     Burrell Printing                             240.83     Pawn Tickets
  7/3/2001        2215     Tx Bank                                                 Petty Cash
 4/11/2001        3009     Kathy A Hilliard                           2,300.00     Cash for Store
 4/13/2001        3010     Alabama Powerr                               413.99     Power
 4/18/2001        3011     James C Beard                              1,000.00     Cash for Store
 4/17/2001        3012     SouthTrust Bank                            2,500.00     Cash for Store
 4/25/2001        3013     SouthTrust Bank                            3,000.00     Cash for Store
 4/25/2001        3014     Void
 3/12/2001        3015     Robert Mitchell                            3,000.00     Cash for Store
 4/26/2001        3016     Robert Mitchell                            4,000.00     Cash for Store
  04/31/01        3017     Bradlay Cumbia                             3,000.00     Cash for Store
 5/22/2001        3018     Electric Sign Co                             239.90     Repairs
 5/22/2001        3019     Mobile Gas                                   168.83     Gas
 5/23/2001        3020     Darrell Lynn Hendersan                     1,500.00     Cash for Store
 5/25/2001        3021     Comcast                                      109.22     Cable
 5/25/2001        3022     Mary Jane Kikuchi                          2,200.00     Cash for Store
 5/31/2001        3023     Metro Glass                                  225.00     Repairs
  6/8/2001        3024     Patrick Binwar                             2,200.00     Cash for Store
 6/13/2001        3025     Bama Towing                                  135.00     Repo fee
 6/13/2001        3026     Bama Towing                                  135.00     Repo fee
 6/13/2001        3027     Barbra McCall                              2,450.00
 6/15/2001        3028     Alabama Power                              1,013.87     Power
 6/23/2001        3029     Void
 6/22/2001        3030     Bama Towing                                  200.00     Repo fee
 4/11/2001        3149     Dianna Rogers                              4,000.00     Loan
 4/25/2001        3172     Cash                                       3,000.00     Cash for Store
  5/2/2001        3173     Power Co                                   1,820.93     Power
 5/18/2001        3174     Cash                                       1,700.00     Cash for Store
 5/18/2001        3175     Stapler                                    1,000.00     Cash for Store
 5/24/2001        3176     Cash                                       1,100.00     Cash for Store

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
OPERATING ACCOUNT - STORE CHECKS

                CHECK
   DATE         NUMBER        PAID TO                                  AMOUNT        DESCRIPTION
--------------------------------------------------------------------------------------------------
                  3177     Void
 6/14/2001        3178     Cash
 6/20/2001        3179     Reginald Riley                             1,000.00     Cash for Store
 6/20/2001        3180     Cash
 6/27/2001        3181     Cash                                       3,000.00     Cash for Store
  7/1/2001        3182     Petty Cash                                   250.00     Petty Cash
 4/17/2001        4008     Gary Reed                                  2,000.00     Cash for Store
 4/18/2001        4009     Nick Brooks                                1,200.00     Cash for Store
 4/10/2001        5082     Cash                                       3,000.00     Cash for Store
 4/11/2001        5083     Cash                                       2,000.00     Cash for Store
 4/16/2001        5084     Patriot Fire Protection                       69.00     Maintenance
 4/17/2001        5085     USPS                                          37.34     Postage
 4/17/2001        5086     Tedra M Pryor                              1,500.00     Cash for Store
 4/18/2001        5087     Cash                                       3,200.00     Cash for Store
 4/19/2001        5088     Cash                                       2,000.00     Cash for Store
 4/23/2001        5089     Cash                                       3,000.00     Cash for Store
 4/26/2001        5090     Cash                                       3,500.00     Cash for Store
 4/28/2001        5091     Cash                                       2,000.00     Cash for Store
  5/9/2001        5092     Cash                                       2,000.00     Cash for Store
  5/9/2001        5093     Bell South                                 1,549.07     Telephone
  5/9/2001        5094     USPS                                          36.69     Postage
  4/9/2001        5095     Whitfield County Tax                       2,723.53     TAXES
 5/10/2001        5095     Cash                                       3,000.00     Cash for Store
 4/11/2001        5096     Cash                                       2,000.00     Cash For Store
 5/14/2001        5096     Office Depot                                  54.00     Supplies
 4/20/2001        5097     Christina Head                               950.00
 5/15/2001        5097     A & A Lock                                    80.83     Repairs
 4/25/2001        5098     Cash                                       2,000.00     Cash For Store
 5/18/2001        5098     Cash                                       3,000.00     Cash for Store
 4/30/2001        5099     Cash                                       1,000.00     Cash For Store
 5/21/2001        5099     Cash                                       3,000.00     Cash for Store
  5/8/2001        5100     Kimberly Shoemaker                           700.00
 5/21/2001        5100     Bell South                                   528.67     Telephone
 5/15/2001        5101     Dalton Utilities                             443.79     Utilities
 5/23/2001        5101     Cash                                       3,000.00     Cash for Store
 5/21/2001        5102     Cash                                       2,000.00     Cash For Store
 5/22/2001        5102     Crystal Spring Water                          68.18     Water
 5/23/2001        5103     VOID                                           0.00
 5/25/2001        5103     Cash                                       3,500.00     Cash for Store
 5/23/2001        5104     Richard Morales                            1,173.00
 5/30/2001        5104     Cash                                       6,000.00     Cash for Store
 5/30/2001        5105     Cash                                       2,000.00     Cash for Store
 5/30/2001        5105     Cash                                       2,500.00     Cash For Store
  6/5/2001        5106     Cash                                       4,000.00     Cash for Store
  6/9/2001        5106     Richard Ingram                                60.00
  6/9/2001        5107     Office Max                                   177.50     Supplies
 6/12/2001        5107     Dalton Utilities                             547.43     Utilities
 6/22/2001        5108     Office Depot                                 107.97     Supplies

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
OPERATING ACCOUNT - STORE CHECKS

                CHECK
   DATE         NUMBER        PAID TO                                  AMOUNT        DESCRIPTION
--------------------------------------------------------------------------------------------------
 6/25/2001        5108     DKS Office Supply                             14.40     Supplies
 6/23/2001        5109     Cash                                       2,500.00     Cash for Store
 6/27/2001        5109     Cash                                       2,500.00     Cash For Store
 6/27/2001        5110     Cash                                       2,000.00     Cash for Store
 6/30/2001        5110     Cash                                           ?
 6/30/2001        5111     Cash                                         250.00     Petty Cash
 6/30/2001        5112     Crystal Spring Water                          14.84     Water
 4/24/2001       11003     Joann Hileman                              1,000.00     Cash for Store
  5/7/2001       11004     Delearn Arrington                          8,500.00     Cash for Store
  5/8/2001       11005     Cash                                       1,775.00     Cash for Store
 5/14/2001       11006     Cash                                       1,500.00     Cash for Store
 5/15/2001       11007     Cingular Wireless                            198.01     Telephone
 5/21/2001       11008     Cingular Wireless                            203.28     Telephone
 5/22/2001       11009     Cash                                       2,650.00     Cash for Store
 5/24/2001       11010     Cash                                       3,500.00     Cash for Store
 5/25/2001       11011     Media Comm Cable                             145.35     Cable
 5/29/2001       11012     James Hunter                                  75.00
 5/30/2001       11013     Stphanie Klinegen Smith                    1,000.00     Cash for Store
 5/31/2001       11014     Cintas                                        26.15     Supplies
 5/31/2001       11015     Stphanie Klinegen Smith                    1,000.00     Cash for Store
  6/1/2001       11016     Cash                                       4,000.00     Cash for Store
  6/5/2001       11017     Cash                                       1,000.00     Cash for Store
 6/14/2001       11018     Cingular Wireless                            158.15     Telephone
                 11019     Rent A Wreck                                 413.82     Car Rental
 6/25/2001       11020     Cash                                       2,000.00     Cash for Store
 6/25/2001       11021     Steven Suipes                              1,200.00     Cash for Store
                 11022     Void
 6/29/2001       11023     Cash                                       2,000.00     Cash for Store
 6/29/2001       11024     Joseph Carman                              1,000.00     Cash for Store
 6/30/2001       11025     Cash                                       5,000.00     Cash for Store
 6/30/2001       11026     Cash                                         250.00     Petty Cash
  7/1/2001       11027     Cash                                         250.00     Petty Cash
  7/1/2001       11028     Cash                                         250.00     Petty Cash
  7/1/2001       11029     Cash                                         250.00     Petty Cash
  7/1/2001       11030     Cash                                         250.00     Petty Cash
 4/10/2001       14022     Charlene Wolford                           2,500.00     Cash For Store
 4/13/2001       14023     Cash                                       3,000.00     Cash For Store
 4/17/2001       14024     Bernadette Smith                           1,000.00     Cash For Store
 4/18/2001       14025     Cash                                       2,500.00     Cash For Store
 4/18/2001       14026     Ronnie Johnson                             2,000.00     Cash For Store
 4/26/2001       14027     Scott Byers                                4,500.00     Cash For Store
  5/2/2001       14028     Void                                           0.00
  5/2/2001       14029     Cash                                       2,000.00     Cash For Store
 5/24/2001       14030     Office Depot                                 111.26     Supplies
 5/28/2001       14031     Sam's Club                                   159.22     Supplies
 5/29/2001       14032     PostMaster                                    18.20     Postage
                 14033     S. Mohammed                                  500.00
 6/12/2001       14034     Water Bill                                   274.50     Utilities

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
OPERATING ACCOUNT - STORE CHECKS

                CHECK
   DATE         NUMBER        PAID TO                                  AMOUNT        DESCRIPTION
--------------------------------------------------------------------------------------------------
 6/27/2001       14035     GBI                                        1,025.00     Backfground Fees
 6/30/2001       14036     Cash                                         250.00     Petty Cash
  4/9/2001       16080     Cash                                       2,000.00     Cash for Store
 4/10/2001       16081     Cash                                       2,000.00     Cash for Store
 4/12/2001       16082     Cash                                       3,000.00     Cash for Store
 4/24/2001       16083     Tom Hite                                     500.00     Advance
 4/25/2001       16084     Crystal Springs                              121.87     Water
 4/27/2001       16085     Johnny Carter                              2,000.00     Cash for Store
  5/8/2001       16086     Bill Hansel                                3,500.00     Cash for Store
 5/11/2001       16087     Bill Hansel                                2,000.00     Cash for Store
 5/18/2001       16088     Mattie Brooks                              2,000.00     Cash for Store
 5/25/2001       16089     Mattie Brooks                              2,000.00     Cash for Store
 5/31/2001       16090     Mattie Brooks                              2,000.00     Cash for Store
  6/6/2001       16091     Mattie Brooks                              2,000.00     Cash for Store
  6/8/2001       16092     Mattie Brooks                              2,500.00     Cash for Store
 6/11/2001       16093     Mattie Brooks                              3,000.00     Cash for Store
 6/13/2001       16094     Mattie Brooks                              2,000.00     Cash for Store
 6/14/2001       16095     Mattie Brooks                              2,000.00     Cash for Store
 6/20/2001       16096     Joel Wyatt                                 2,500.00     Cash for Store
 6/21/2001       16097     Troy Smith                                 4,000.00     Cash for Store
  7/2/2001       16098     Cash                                         250.00     Petty Cash
  7/2/2001       16099     Cash                                      12,000.00     Cash for Store
 4/28/2001       19019     Cash                                       2,500.00     Cash for Store
  5/9/2001       19020     Cash                                       2,658.00     Cash for Store
 5/18/2001       19021     Ronnie A Smith                               533.99
 5/25/2001       19022     Void
 5/29/2001       19023     Cash                                       3,272.00     Cash for Store
 5/30/2001       19024     Cash                                       2,000.00     Cash for Store
  6/4/2001       19025     Cash                                       1,714.00     Cash for Store
  6/5/2001       19026     Cash                                       3,272.00     Cash for Store
 6/20/2001       19027     Cash                                         967.00     Cash for Store
 6/22/2001       19028     Cash                                       1,050.00     Cash for Store
 6/24/2001       19029     RCL C Ranes                                1,200.00     Repairs
 6/30/2001       19030     Cash                                         250.00     Cash for Store
 4/10/2001       20071     Ryder
 4/20/2001       20072     Cash                                         800.00     Cash for Store
 4/27/2001       20073     Duk Ki Mun                                 2,000.00     Loan
  5/2/2001       20074     Ryder                                      1,000.00     Truck Rental
  5/7/2001       20075     Cash                                       2,000.00     Cash for Store
 5/12/2001       20076     Randall Graham                               400.00
 5/16/2001       20077     Cash                                       1,400.00     Cash for Store
 5/16/2001       20078     Mobile Storage                               438.75     Trailer Rental
 5/19/2001       20079     George Daniel                                 75.00
 5/30/2001       20080     Daniel Bellino                             1,500.00     Loan
 6/20/2001       20081     Ryder                                        628.15     Truck Rental
 6/11/2001       20082     USPS                                          56.95     Postage
 6/12/2001       20083     Office Depot                                 297.79     Supplies
 6/12/2001       20084     Faith Jefferson                            3,000.00     Car Loan

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
OPERATING ACCOUNT - STORE CHECKS

                CHECK
   DATE         NUMBER         PAID TO                                 AMOUNT        DESCRIPTION
--------------------------------------------------------------------------------------------------
 6/12/2001       20085     Pepsi                                        139.00     Drinks
 6/13/2001       20086     Office Depot                                  99.62     Supplies
 6/26/2001       20087     Keystone Lock                                248.48     Repairs
 6/28/2001       20088     Hayes Chrysler                               100.28     Repairs
 6/30/2001       20089     George Daniel                                 75.00     Floor Cleaning
 6/30/2001       20090     Cash                                         250.00     Petty Cash
 6/30/2001       20091     Mobile Storage                               146.25     Trailer Rental
 4/10/2001       30020     Cash                                       3,000.00     Cash for Store
 4/16/2001       30022     Golds Treasures                              100.00     Supplies
 4/16/2001       30023     Cash                                       2,500.00     Cash for Store
 4/24/2001       30024     Cash                                       2,500.00     Cash for Store
 4/26/2001       30025     Cash                                       3,000.00     Cash for Store
 4/27/2001       30026     Cash                                       2,500.00     Cash for Store
  5/7/2001       30027     KeyStone                                     113.39     Supplies
  5/7/2001       30028     Cash                                       3,350.00     Cash for Store
  5/9/2001       30029     Cash                                       1,100.00     Cash for Store
                 30030     void
 5/14/2001       30031     Business Transaction Supplies                150.00     Supplies
 5/16/2001       30032     Cash                                       3,150.00     Cash for Store
 5/21/2001       30033     Cash                                       1,800.00     Cash for Store
 5/25/2001       30034     Cash                                       2,000.00     Cash for Store
 5/25/2001       30035     Cash                                       2,000.00     Cash for Store
 5/30/2001       30036     Cash                                       3,700.00     Cash for Store
 5/31/2001       30037     Cash                                       1,000.00     Cash for Store
 5/31/2001       30038     Cash                                       2,000.00     Cash for Store
  6/5/2001       30039     Cash                                       1,450.00     Cash for Store
  6/7/2001       30040     Cash                                       2,500.00     Cash for Store
 6/12/2001       30041     Cash                                       1,950.00     Cash for Store
 6/13/2001       30042     Cash                                       3,000.00     Cash for Store
 6/18/2001       30043     Cash                                       2,000.00     Cash for Store
 6/23/2001       30044     Cash                                         540.00     Cash for Store
 6/25/2001       30045     Ga Power                                     876.49     Power
 6/25/2001       30046     Cash                                         950.00     Cash for Store
 6/27/2001       30047     Cash                                       1,750.00     Cash for Store
 6/30/2001       30048     Cash                                         250.00     Cash for Store
 4/13/2001       34030     Sams                                          82.96     Supplies
 4/24/2001       34031     Chloe Harris                               1,000.00     Cash for Store
 4/26/2001       34032     South Trust                                3,000.00     Cash for Store
 4/27/2001       34033     Sabrina Avery                              2,400.00     Cash for Store
  6/4/2001       34034     Cintas                                        16.05     Supplies
  6/6/2001       34035     Office Depot                                  47.01     Supplies
 6/11/2001       34036     South Trust                                2,000.00     Cash for Store
 6/21/2001       34037     South Trust                                2,000.00     Cash for Store
 6/30/2001       34038     South Trust                                  250.00     Petty Cash
  5/2/2001       37039     Cash                                       2,000.00     Cash For Store
 5/29/2001       37040     City of Norcross                           1,155.69     Utilities
  6/4/2001       37041     US PostMaster                                 43.30     Postage
  6/4/2001       37042     Cash                                       2,000.00     Cash For Store

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
OPERATING ACCOUNT - STORE CHECKS

                CHECK
   DATE         NUMBER        PAID TO                                  AMOUNT        DESCRIPTION
--------------------------------------------------------------------------------------------------
  6/6/2001       37043     Winn Dixie                                    47.65     Supplies
  6/7/2001       37044     Office Max                                   100.44     Supplies
  6/8/2001       37045     Office Max                                    95.37     Supplies
 6/11/2001       37046     Cinta's                                       33.36     Supplies
 6/11/2001       37047     PostMaster
 6/11/2001       37048     Home Depot                                     5.26     Supplies
 6/18/2001       37049     Timothy Price                              3,000.00     Cash For Store
 6/30/2001       37050     Cash                                         250.00     Petty Cash
 4/13/2001       45017     Labor Find                                   186.20     Contract Labor
 4/19/2001       45018     Jason Roden                                  100.00
 4/24/2001       45019     PostMaster                                    25.35     Postage
 4/25/2001       45020     Cash                                       2,500.00     Cash For Store
 4/25/2001       45021     Jeanine Earley                               900.00
  5/3/2001       45022     Simmons Sporting                             107.89
  5/5/2001       45023     WalMart                                       36.51     Supplies
  5/7/2001       45024     Alabama Mobil Storage                        136.00     Trailer Rent
  5/7/2001       45025     Crystal Springs                               35.24     Water
  5/8/2001       45026     PostMaster                                    15.95     Postage
  5/8/2001       45027     Office Max                                    36.99     Supplies
  5/8/2001       45028     Cash                                       2,200.00     Cash For Store
 5/12/2001       45029     Rebecca's                                     16.00
 5/15/2001       45030     Cash                                       2,000.00     Cash For Store
 5/10/2001       45031     PostMaster                                    17.90     Postage
 5/16/2001       45032     Rebecca's                                     19.00
 5/16/2001       45033     Norrell                                      194.00
 5/18/2001       45034     WalMart                                       59.50     Supplies
 5/21/2001       45035     Bessemer Utilities                           426.31     Utilities
 5/22/2001       45036     Carl Limbaugh                                145.61
 5/22/2001       45037     Time Warner                                   98.68     Cable
 5/23/2001       45038     VOID                                           0.00
 5/23/2000       45039     Cash                                       1,500.00     Cash For Store
 5/24/2001       45040     McDonald Printing                             81.40     Printing
 5/25/2001       45041     Al Dept of Revenue                            30.00
 5/29/2001       45042     VOID                                           0.00
 6/12/2001       45043     Al Mobil Storage                             126.00
 6/29/2001       45044     Cash                                          25.00
  7/2/2001       45045     Cash                                         250.00     Petty Cash
 4/26/2001       94092     Water                                      1,400.00
                 94093     S & D                                        163.86     Repairs
 4/28/2001       94094     Nextstar                                     243.80
                 94095     RCL                                        3,970.00     Repairs
  5/7/2001       94096     RCL                                        4,175.00     Repairs
  5/8/2001       94097     Allen Elec.                                   24.00     Repairs
  5/5/2001       94098     Stevens                                       49.00
  5/5/2001       94099     S & D                                      1,582.66     Repairs
 5/14/2001       94100     Nextel                                       174.89     Telephone
 5/14/2001       94101     Nextstar                                     100.70
 5/17/2001       94102     Heritage                                     388.59

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
OPERATING ACCOUNT - STORE CHECKS

                CHECK
   DATE         NUMBER        PAID TO                                  AMOUNT        DESCRIPTION
--------------------------------------------------------------------------------------------------
 5/22/2001       94103     Allen Elec.                                8,904.00     Repairs
                 94104     Don  Scott                                   800.00     Cash for Store
 5/22/2001       94105     S & D                                      1,906.64     Repairs
 5/29/2001       94106     RCL                                        2,735.00     Repairs
 5/30/2001       94107     RCL                                        1,275.00     Repairs
                 94108     Void
                 94109     RCL                                        1,655.00     Repairs
  5/4/2001       95234     State                                        140.00     Auto Fees
  5/4/2001       95235     State                                        140.00     Auto Fees
  5/4/2001       95236     State                                        140.00     Auto Fees
  5/4/2001       95237     State                                        112.00     Auto Fees
  5/4/2001       95238     F&F Trans                                    169.00     Repairs
 4/10/2001       95304     Kirby LockSmith                              125.00     Repairs
 4/11/2001       95305     USPS                                          51.35     Postage
 4/12/2001       95306     Hanson                                       260.00     Repo Fee
 4/18/2001       95307     3D Recovery                                  925.00     Repo Fee
 4/27/2001       95308     Bill Sue                                     720.00     Repo Fee
 4/30/2001       95309     Fed Ex                                        62.80     Repo Fee
 4/30/2001       95310     North Ga Recovery                            200.00     Repo Fee
 4/30/2001       95311     Massey & Assoc                               275.00     Repo Fee
 4/30/2001       95312     Paradise                                   1,370.00     Repo Fee
 4/30/2001       95313     3D Recovery                                  725.00     Repo Fee
 4/30/2001       95314     GIADA                                        200.00
 4/30/2001       95315     Grey and White  Door                         500.00     Repo Fee
  5/1/2001       95316     Office Max                                    10.59     Suppplies
  5/2/2001       95317     Kenny Towing                                 160.00     Repo Fee
  5/4/2001       95318     State                                        130.00     Auto Fees
  5/4/2001       95319     State                                        140.00     Auto Fees
  5/4/2001       95320     State                                        122.00     Auto Fees
  5/4/2001       95321     State                                        140.00     Auto Fees
  5/4/2001       95322     State                                        140.00     Auto Fees
  5/4/2001       95323     State                                        140.00     Auto Fees
  5/8/2001       95329     Auto Zone                                     55.64     Repairs
  5/9/2001       95330     Office Max                                    91.30     Suppplies
  5/9/2001       95331     Massey & Assoc                               400.00     Repo Fee
  5/9/2001       95332     Hanson's Towing                              235.00     Repo Fee
  5/9/2001       95333     N Ga Recovery                                400.00     Repo Fee
  5/9/2001       95334     NSR                                        3,670.00
 5/10/2001       95335     F&F Trans                                    483.43     Repairs
 5/10/2001       95336     Kaufman Tires                                210.54     Repairs
 5/10/2001       95337     Final Touch                                   21.95     Repairs
 5/11/2001       95338     Ken Tows                                      70.00     Repo Fee
 5/14/2001       95339     36 Repo and Keys                             195.00     Repo Fee
 5/15/2001       95340     McAllister Tows                              780.00     Repo Fee
 5/16/2001       95341     USPS                                          47.92     Postage
 5/18/2001       95342     Grey and White  Door                         200.00     Repo Fee
 5/18/2001       95343     Kenny Tows                                   100.00     Repo Fee
 5/18/2001       95344     Gray and White                                75.00     Repo Fee

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
OPERATING ACCOUNT - STORE CHECKS

                CHECK
   DATE         NUMBER        PAID TO                                 AMOUNT        DESCRIPTION
--------------------------------------------------------------------------------------------------
 5/22/2001       95345     Hanson Tows                                  130.00     Repo Fee
 5/23/2001       95346     Thorton Mazda                                  7.29     Repairs
 5/24/2001       95347     Doraville Carwash                             30.37     Maintenance
 5/24/2001       95348     Doraville Carwash                             25.00     Maintenance
 5/24/2001       95349     Hanson Tows                                  150.00     Repo Fee
 5/31/2001       95350     AAA Radiator                                 165.00     Repairs
  6/1/2001       95351     Byrd Insurance                               100.00
  6/1/2001       95352     GAMVD                                        130.00     Auto Fees
  6/1/2001       95353     GAMVD                                        120.00     Auto Fees
  6/1/2001       95354     GAMVD                                        140.00     Auto Fees
  6/1/2001       95355     GAMVD                                        140.00     Auto Fees
  6/1/2001       95356     GAMVD                                        140.00     Auto Fees
  6/1/2001       95357     GAMVD                                        140.00     Auto Fees
  6/4/2001       95358     NSR                                        1,347.50
  6/4/2001       95359     Massey & Assoc                               625.00     Repo Fee
  6/4/2001       95360     3D Recovery                                  550.00     Repo Fee
  6/4/2001       95361     Paradise                                   1,900.00     Repo Fee
  6/4/2001       95362     Hanson Tows                                  280.00     Repo Fee
  6/4/2001       95363     Fed Ex                                        14.96     Delivery
  6/4/2001       95364     N Ga Recovery                                200.00     Repo Fee
  6/4/2001       95365     USPS                                          26.39     Postage
  6/5/2001       95366     Reds Auto                                    168.16     Repairs
     5-Jun       95367     McAllister Tows                            1,155.00     Repo Fee
                 95368     void
  6/6/2001       95369     Accessary Dist                                45.10     Repairs
  6/6/2001       95370     GIADA                                        105.00
 6/12/2001       95371     Doraville Carwash                             30.00     Maintenance
 6/18/2001       95372     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95373     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95374     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95375     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95376     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95377     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95378     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95380     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95381     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95382     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95383     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95384     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95385     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95386     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95387     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95388     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95389     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95390     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95391     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95392     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95393     Douglas County Tax                            18.00     Auto Fees

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
OPERATING ACCOUNT - STORE CHECKS

                CHECK
   DATE         NUMBER        PAID TO                                    AMOUNT        DESCRIPTION
--------------------------------------------------------------------------------------------------
 6/18/2001       95394     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95395     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95396     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95397     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95398     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95399     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95400     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95401     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95402     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95403     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95404     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95405     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95406     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95407     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95408     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95409     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95410     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95411     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95412     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95413     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95414     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95415     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95416     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95417     Douglas County Tax                            18.00     Auto Fees

PAWNMART, INC.
LIST OF CHECKS - 90 DAYS PRIOR TO FILING
OPERATING ACCOUNT - STORE CHECKS

                CHECK
   DATE         NUMBER        PAID TO                                  AMOUNT        DESCRIPTION
--------------------------------------------------------------------------------------------------
 6/18/2001       95418     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95419     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95420     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95421     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95422     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95423     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95424     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95425     Douglas County Tax                            18.00     Auto Fees
 6/18/2001       95426     GAMVD                                        112.00     Auto Fees
 6/19/2001       95427     Douglas County Tax                            18.00     Auto Fees
 6/19/2001       95428     Douglas County Tax                            18.00     Auto Fees
 6/19/2001       95429     Douglas County Tax                            18.00     Auto Fees
 6/20/2001       95430     Virginia Ave. Services                        70.00     Auto Fees
 6/20/2001       95431     GAMVD                                         28.00     Auto Fees
 4/21/2001       95432     Douglas County Tax                            18.00     Auto Fees
 4/21/2001       95433     Douglas County Tax                            18.00     Auto Fees
 4/21/2001       95434     Douglas County Tax                            18.00     Auto Fees
 4/21/2001       95435     Douglas County Tax                            18.00     Auto Fees
 4/21/2001       95436     Douglas County Tax                            18.00     Auto Fees
 4/21/2001       95437     Douglas County Tax                            18.00     Auto Fees
 4/21/2001       95438     Douglas County Tax                            18.00     Auto Fees
 4/21/2001       95439     Douglas County Tax                            18.00     Auto Fees
 4/21/2001       95440     Douglas County Tax                            18.00     Auto Fees
 4/21/2001       95441     Douglas County Tax                            18.00     Auto Fees
 4/21/2001       95442     Douglas County Tax                            18.00     Auto Fees
 4/21/2001       95443     Douglas County Tax                            18.00     Auto Fees
 6/21/2001       95444     Douglas County Tax                            18.00     Auto Fees
 6/21/2001       95445     Douglas County Tax                            18.00     Auto Fees
 6/25/2001       95446     Hanson Tows                                  550.00     Repo Fees
 6/25/2001       95447     Massey & Assoc                             1,475.00     Repo Fees
 6/25/2001       95448     Paradise                                   2,650.00     Repo Fees
 6/26/2001       95449     USPS                                          39.08     Postage
 6/26/2001       95450     Douglas County Tax                            18.00     Auto Fees
 6/26/2001       95451     Douglas County Tax                            18.00     Auto Fees
 6/28/2001       95452     GAMVD                                         66.00
 6/28/2001       95453     Thornton Chevrolet                            25.30     Repairs
 4/30/2001       96042     Alltell                                      333.29     Telephone
  3/7/2001       96043     Alltell                                      446.49     Telephone
 3/27/2001       96044     Alltell                                      412.20     Telephone
 4/12/2001       96045     Graphic                                      146.75
  5/1/2001       96046     Alltell                                      221.97     Telephone
  6/5/2001       96047     Alltell                                      250.65     Telephone
 6/27/2001       96048     Graphic                                      221.97
 6/30/2001       96049     Alltell                                      300.00     Telephone
 4/23/2001       97029     Bill Hansel                                  208.00     Cobra Payment
 2/10/2001       97030     Bill Hansel                                  208.00     Cobra Payment
 6/10/2001       97031     Bill Hansel                                  208.00     Cobra Payment
             3150-3171     Void